                              [BACKGROUND GRAPHIC]

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day./(R)/


PROSPECTUS


Intermediate
Maturity
California
Municipals Fund

Class A, L and Y Shares

________________________________________________________________________________

March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Intermediate Maturity California
Municipals Fund

                   Contents


Fund goal and strategies....................................................   2
Risks, performance and expenses.............................................   3
More on the fund's investments..............................................   6
Management..................................................................   7
Choosing a class of shares to buy...........................................   8
Comparing the fund's classes................................................   9
Sales charges...............................................................  10
More about deferred sales charges...........................................  12
Buying shares...............................................................  13
Exchanging shares...........................................................  14
Redeeming shares............................................................  16
Other things to know
about share transactions....................................................  18
Dividends, distributions and taxes..........................................  20
Share price.................................................................  21
Financial highlights........................................................  22

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.



                                                   Smith Barney Mutual Funds  1

 Fund goal and strategies


Investment objective
The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

Key investments

The fund invests primarily in investment grade municipal securities. These include securities issued by the State of California and certain other munici-pal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income and California personal income taxes. The fund maintains an average portfolio maturity of between three and ten years. The fund can invest up to 20% of its assets in unrated securities that the manager determines are investment grade.

Selection process

The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

 .Uses fundamental credit analysis to estimate the relative value and attrac-tiveness of various securities and sectors and to exploit opportunities in the municipal bond market

 .May trade between general obligation and revenue bonds and among various reve-nue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

 .Considers the yields available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and interest rates

 .Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features


2  Intermediate Maturity California Municipals Fund

 Risks, performance and expenses

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .Interest rates rise, causing the value of the fund's portfolio to decline

 .The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded .California municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting California municipal issuers
 .Unfavorable legislation affects the tax-exempt status of municipal bonds
 .The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distri-butions of the fund's gains generally will be, subject to federal and Califor-nia state taxation. The fund may realize taxable gains on the sale of its securities or on transactions in derivative contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, dis-tributions of the fund's income and gains will be taxable to investors in states other than California.

The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more sus-ceptible to negative events affecting those issuers.

Who may want to invest
The fund may be an appropriate investment if you are a California taxpayer:

 .In a high federal tax bracket seeking income that is exempt from California and federal taxation
 .Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
 .Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state


                                                  Smith Barney Mutual Funds   3

Total return
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future.

           Total Return for Class A Shares

                            [BAR CHART APPEARS HERE]

                       Calendar  years ended December 31

                   92      93      94      95     96      97
                 -----   -----   -----   -----   -----   ----
                 10.06   11.74   -9.87   20.73   4.85    7.46


This bar chart shows the performance of the fund's Class A shares for each of the past seven years. Class L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

Quarterly returns:

Highest: 5.80% in 1st quarter 1995; Lowest: -4.64% in 1st quarter 1994

Comparative performance

This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown to that of the Leh-man Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper California Municipal Fund Average (the "Lipper Funds Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class                   Inception Date 1 year 5 years 10 years Since Inception
 A                         12/31/91    3.66%   4.83%    n/a         6.16%
 L                         11/08/94    3.51%     n/a    n/a         7.49%
 Y                         09/08/95    5.98%     n/a    n/a         6.50%
Lehman Index                   *       6.48%   6.22%    n/a         7.44%
Lipper Funds Average           *       5.54%   5.14%    n/a         6.17%
*Index Comparison begins
 on December 31, 1991

Intermediate Maturity California Municipals Fund

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(paid  by the fund as a % of fund net assets)         Class A Class L Class Y
Maximum sales charge on purchases
(as a % of offering price)                             2.00%   1.00%    None
Maximum deferred sales charge on redemptions (as a %
of the lower of net asset value at purchase or
redemption)                                            None*   1.00%    None

                       Annual fund operating expenses
(paid by the fund as a % of fund net assets)          Class A Class L Class Y
Management fees**                                      0.50%   0.50%   0.50%
Distribution and service (12b-1) fee                   0.15%   0.35%    None
Other expenses                                         0.35%   0.36%   0.32%
                                                       -----   -----   -----
Total annual fund operating expenses                   1.00%   1.21%   0.82%

 *You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**Management fee rates shown above include a management fee of 0.30% and an administrative fee of 0.20% and have not been reduced to reflect waivers cur-rently in effect. The combined actual management fee and administration fee rate for the fiscal year ended November 30, 1998 was 0.25% of each class' aver-age daily net assets, and the fund's total annual operating expenses were 0.75% for Class A, 0.97% for Class L and 0.57% for Class Y.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $300   $512    $741    $1,400
Class L (redemption at end of period)   $322   $480    $758    $1,551
Class L (no redemption)                 $222   $480    $758    $1,551
Class Y (with or without redemption)    $ 84   $262    $455    $1,014


                                                   Smith Barney Mutual Funds  5

 More on the fund's investments

California municipal securities California municipal securities include debt obligations issued by certain non-California governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on California municipal securities is exempt from federal income tax and California personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation.

The California municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securi-ties may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obli-gation but trade at prices below their stated maturity value.

The fund normally invests in intermediate-term municipal securities, which are securities that have remaining maturities at the time of purchase of three to ten years. The fund normally maintains an average portfolio maturity of between three and ten years.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


6  Intermediate Maturity California Municipals Fund

 Management

Manager The fund's investment adviser and administrator is SSBC
Fund Management Inc., an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The adviser and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane, investment officer of the manager and senior vice president and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception in 1991. David T. Fare, investment officer of the manager and vice president of Salomon Smith Barney, currently shares the responsibility for the day-to-day management of the fund's portfolio, joining Mr. Deane in 1998. Mr. Deane and Mr. Fare have 29 and 12 years, respectively, of securities business experience.

Management fee For its services, the manager received a management fee and administrative fee during the Fund's last fiscal year equal to 0.15% and 0.10%, respectively, of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A and L shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by its other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guaran-tee that the efforts of the fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.


                                                 Smith Barney Mutual Funds    7

 Choosing a class of shares to buy

You can choose among three classes of shares: Classes A, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 .If you establish a program of regular investment, you may wish to consider
  Class A shares; as the investment accumulates, you may qualify for reduced sales charges and the shares are subject to lower ongoing expenses.
 .Class L shares are sold with a lower initial sales charge than Class A shares, which may also help to offset the higher annual expenses of this class. Because the fund's future return cannot be predicted, however, there can be no assurance that this would be the case for either class.

You may buy shares from:

 .A Salomon Smith Barney Financial Consultant
 .An investment dealer in the selling group or a broker that clears through Sal-
  omon Smith Barney--a dealer representative
 .The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                              Initial          Additional
                                      Classes A, L   Class Y   All Classes
General                                  $1,000    $15 million     $50
Monthly Systematic Investment Plan        $25          n/a         $25
Quarterly Systematic Investment Plan      $50          n/a         $50
Uniform Gift to Minor Account             $250     $15 million     $50

8  Intermediate Maturity California Municipals Fund

 Comparing the fund's classes

Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different com-pensation depending upon which class you choose.

                   Class A       Class L       Class Y

Key features    .Initial      .Initial      .No initial
                 sales         sales         or deferred
                 charge        charge is     sales
                 .You may      lower than    charge
                 qualify for   Class A       .Minimum
                 reduction     .Deferred     investment
                 or waiver     sales         of at least
                 of initial    charge for    $15 million
                 sales         1 year        .Lower
                 charge        .Higher       annual
                 .Lower        annual        expenses
                 annual        expenses      than the
                 expenses      than Class    other clas-
                 than Class    A             ses
                 L
--------------------------------------------------------

Initial sales   Up to 2.00%;  1.00%         None
charge          reduced or
                waived for
                large pur-
                chases and
                certain
                investors.
                No charge
                for pur-
                chases of
                $500,000 or
                more
--------------------------------------------------------

Deferred sales  1% on pur-    1% if you     None
charge          chases of     redeem
                $500,000 or   within 1
                more if you   year of pur-
                redeem        chase
                within 1
                year of pur-
                chase
--------------------------------------------------------

Annual          0.15% of      0.35% of      None
distribution    average       average
and service     daily net     daily net
fees            assets        assets
--------------------------------------------------------

Exchange        Class A       Class L       Class Y
Privilege*      shares of     shares of     shares of
                most Smith    most Smith    most Smith
                Barney funds  Barney funds  Barney funds
--------------------------------------------------------

* Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.


                                                  Smith Barney Mutual Funds   9

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You do not pay a sales charge on investments of $500,000 or more, or on the fund's distributions or dividends you reinvest in additional Class A shares.

                    Sales Charge as a % of
                    Offering  Net amount
Amount of purchase  price (%) invested (%)

Less than $500,000    2.00        2.04
$500,000 or more       -0-         -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 .Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or

 .by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-tain trustees and fiduciaries may be entitled to combine accounts in deter-mining their sales charge.

 .Letter of intent - lets you purchase Class A shares of the fund and other
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

10  Intermediate Maturity California Municipals Fund

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of members of the NASD
 .Clients of newly employed Salomon Smith Barney Financial Consultants if cer-
  tain conditions are met
 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn more about the requirements for reductions or waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Con-sultant or dealer representative or consult the Statement of Additional Infor-mation: ("SAI")

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

                                                  Smith Barney Mutual Funds   11

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Salomon Smith Barney Financial Consultant or dealer representative.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

12  Intermediate Maturity California Municipals Fund

 Buying shares

     Through a
 Salomon Smith   You should contact Salomon Smith Barney or your dealer repre-
        Barney   sentative to open a brokerage account and make arrangements
     Financial   to buy shares.
 Consultant or
        dealer
representative   If you do not provide the following information, your order will be rejected:

                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 You should pay for your shares through your brokerage account no later than the third business day after you place your
                 order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
    Through the Certain other investors who are clients of the selling group fund's transfer are eligible to buy shares directly from the fund.
          agent
                 .Write the transfer agent at the following address:
                      Smith Barney Investment Trust
                      Intermediate Maturity California Municipals Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                 .Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application.
                 .For more information, call the transfer agent at 1-800-451-
                   2010
--------------------------------------------------------------------------------
              You may authorize Salomon Smith Barney, your dealer represen-
     Through a   tative or the transfer agent to transfer funds automatically
    systematic   from a regular bank account, cash held in a Salomon Smith
    investment   Barney brokerage account or Smith Barney money market fund to
     plan    buy shares on a regular basis.

                 .Amounts transferred should be at least: $25 monthly or $50 quarterly
                 .If you do not have sufficient funds in your account on a
                   transfer date, Salomon Smith Barney, your dealer represen-tative or the transfer agent may charge you a fee

                 For more information, contact your Salomon Smith Barney
		     Financial Consultant,
                 dealer representative or the transfer agent or consult the SAI.

                                                Smith Barney Mutual Funds     13

 Exchanging shares

  Smith Barney
      offers a   You should contact Salomon Smith Barney or your dealer repre-
   distinctive   sentative to exchange into other Smith Barney mutual funds.
     family of   Be sure to read the prospectus of the Smith Barney mutual
  mutual funds   fund you are exchanging into. An exchange is a taxable trans-
   tailored to   action.
 help meet the
 varying needs
 of both large
     and small
     investors

                 .You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

                 .Not all Smith Barney funds may be offered in your state of residence. Contact Salomon Smith Barney, your dealer repre-sentative or the transfer agent.
                 .You must meet the minimum investment amount for each fund.

                 .If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with
                   signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 .The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any) will continue to be mea-sured from the date of your original purchase.

14  Intermediate Maturity California Municipals Fund

--------------------------------------------------------------------------------

  By telephone
                 If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must com-plete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next deter-mined.

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

       By mail If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the opposite page.

15  Intermediate Maturity California Municipals Fund

 Redeeming shares

     Generally   Contact your Salomon Smith Barney Financial Consultant or
                 dealer representative to redeem shares of the fund.

                 If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

       By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:
                   Smith Barney Investment Trust
                   Intermediate Maturity California Municipals Fund
                   (Specify class of shares)
                   c/o First Data Investor Services Group, Inc.
                   P.O. Box 5128
                   Westborough, Massachusetts 01581-5128

                 Your written request must provide the following:

                 .Your account number
                 .The class of shares and the dollar amount or number of
                   shares to be redeemed
                 .Signatures of each owner exactly as the account is
                   registered

16  Intermediate Maturity California Municipals Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You may be charged a fee for wire transfers. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.
--------------------------------------------------------------------------------

     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                   Smith Barney Mutual Funds 17

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.

 .
Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed

 .Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .Are redeeming over $10,000 of shares
 .Are sending signed share certificates or stock powers to the transfer agent .Instruct the transfer agent to mail the check to an address different from the one on your account
 .Change your account registration
 .Want the check paid to someone other than the account owner(s)
 .Are transferring the redemption proceeds to an account with a different regis-tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans institutions, but not from a notary pub-lic.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions

18  Intermediate Maturity California Municipals Fund

 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission

 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                  Smith Barney Mutual Funds   19

 Dividends, distributions and taxes

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typi-cally in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain dis-tributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alterna-tively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or divi-dends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effec-tive until the next distribution or dividend is paid.

Taxes The following table describes the tax consequences of certain fund trans-actions.

                                                           California tax
 Transaction                          Federal tax status   status

Redemption or exchange of shares      Usually capital gain Usually capital gain
                                      or loss; long-term   or loss
                                      only if shares owned
                                      more than one year
Long-term capital gain distributions  Taxable gain         Taxable gain

Short-term capital gain               Ordinary income      Ordinary income
distributions
Dividends                             Exempt if from       Exempt if from
                                      interest on tax-     interest on
                                      exempt securities,   California municipal
                                      otherwise ordinary   securities,
                                      income               otherwise ordinary
                                                           income

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distribu-tions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemp-tions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, taxable dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

20  Intermediate Maturity California Municipals Fund

 Share price

You may buy, exchange or redeem shares at their net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).


Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                  Smith Barney Mutual Funds   21

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in a class assuming reinvestment of all dividends and distri-butions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request). The information for the fiscal year ended November 30, 1994 has been audited by other auditors.

 For a Class A share of beneficial interest outstanding throughout each year ended November 30:

                                     1998    1997    1996    1995         1994
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                               $8.66   $8.55   $8.53   $7.80        $8.50
-------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income(/1/)          0.39    0.40    0.40    0.40         0.39
 Net realized and unrealized
 gain (loss)                         0.19    0.11    0.02    0.73        (0.69)
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                          0.58    0.51    0.42    1.13        (0.30)
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income             (0.39)  (0.40)  (0.40)  (0.40)       (0.39)
 Net realized gains                    --      --      --      --       (0.01)
-------------------------------------------------------------------------------
 Total distributions               (0.39)  (0.40)  (0.40)  (0.40)       (0.40)
-------------------------------------------------------------------------------
 Net asset value, end of year       $8.85   $8.66   $8.55   $8.53        $7.80
-------------------------------------------------------------------------------
 Total return                       6.78%   6.13%   5.05%  14.84% (3.65)%
-------------------------------------------------------------------------------
 Net assets, end of year (000)'s  $28,303 $25,630 $24,537 $26,211      $25,359
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses(/1/)                      0.75%   0.75%   0.77%   0.75%   0.75%
 Net investment income               4.45    4.65    4.69    4.89    4.73
-------------------------------------------------------------------------------
 Portfolio turnover rate               8%      9%     15%      8%          39%
-------------------------------------------------------------------------------

(/1/) The investment adviser and administrator waived all or part of their fees for each of the five years ended November 30, 1998. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

         Per Share Decreases to        Expense Ratios Without Fee
         Net Investment Income         Waivers and Reimbursements

          1998  1997  1996  1995  1994  1998  1997  1996  1995  1994
--------------------------------------------------------------------

Class A  $0.02 $0.03 $0.07 $0.03 $0.04 1.00% 1.12% 1.54% 1.16% 1.24%
--------------------------------------------------------------------


22  Intermediate Maturity California Municipals Fund

 For a Class L(/1/) share of beneficial interest outstanding throughout each year ended November 30:

                                       1998   1997   1996   1995 1994(/2/)
--------------------------------------------------------------------------
 Net asset value, beginning of year   $8.65  $8.54  $8.52  $7.80     $7.76
--------------------------------------------------------------------------
 Income from operations:
 Net investment income(/3/)            0.37   0.38   0.38   0.38      0.01
 Net realized and unrealized gain      0.19   0.11   0.02   0.72 0.05(*)
--------------------------------------------------------------------------
 Total income from operations          0.56   0.49   0.40   1.10      0.06
--------------------------------------------------------------------------
 Less distributions from:
 Net investment income               (0.37) (0.38) (0.38) (0.38)    (0.02)
--------------------------------------------------------------------------
 Total distributions                 (0.37) (0.38) (0.38) (0.38)    (0.02)
--------------------------------------------------------------------------
 Net asset value, end of year         $8.84  $8.65  $8.54  $8.52     $7.80
--------------------------------------------------------------------------
 Total return                         6.57%  5.92%  4.84% 14.36%   0.72%++
--------------------------------------------------------------------------
 Net assets, end of year (000)'s     $5,260 $3,419 $2,607 $2,254       $45
--------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses(/3/)                        0.97%  0.96%  0.98%  0.98%    0.95%+
 Net investment income                 4.22   4.44   4.48   4.54     4.53+
--------------------------------------------------------------------------
 Portfolio turnover rate                 8%     9%    15%     8%       39%
--------------------------------------------------------------------------

(/1/On)June 12, 1998, class C shares were renamed Class L shares.

(/2/For)the period from November 8, 1994 (inception date) to November 30, 1994.

(/3/The)investment adviser and administrator waived all or part of their fees for each of the four years ended November 30, 1998 and the period ended November 30, 1994. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

            Per Share Decreases to       Expense Ratios Without Fee
             Net Investment Income       Waivers and Reimbursements
          1998  1997  1996  1995  1994   1998  1997  1996  1995  1994
----------------------------------------------------------------------
Class L  $0.02 $0.03 $0.07 $0.03 $0.00* 1.21% 1.33% 1.75% 1.39% 1.44%+
----------------------------------------------------------------------

*The amount in this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfo-lio securities for the period because of the timing of purchases and with-drawals of shares in relation to the fluctuating market values of the portfolio.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

                                                  Smith Barney Mutual Funds   23

For a Class Y share of beneficial interest outstanding throughout each year ended November 30:


Class Y Shares                             1998        1997       1996       1995(1)
====================================================================================
Net Asset Value, Beginning of Year        $8.66       $8.56       $8.54       $8.39
------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                0.41        0.41        0.41        0.09
  Net realized and unrealized gain         0.19        0.11        0.02        0.15
------------------------------------------------------------------------------------
Total Income From Operations               0.60        0.52        0.43        0.24
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.40)      (0.42)      (0.41)      (0.09)
------------------------------------------------------------------------------------
Total Distributions                       (0.40)      (0.42)      (0.41)      (0.09)
------------------------------------------------------------------------------------
Net Asset Value, End of Year              $8.86       $8.66       $8.56       $8.54
------------------------------------------------------------------------------------
Total Return                               7.09%       6.20%       5.22%       2.92%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $312        $292        $274        $261
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                             0.57%       0.56%       0.59%       0.58%+
  Net investment income                    4.62        4.84        4.87        4.74+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                       8%          9%         15%          8%
====================================================================================

(1)  For the period from September 8, 1995 (inception date) to November 30,
     1995.
(2) The investment adviser and administrator waived all or part of their fees for each of the three years ended November 30, 1998 and the period ended November 30, 1995. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                      Per Share Decrease to               Without Fee Waivers
                      Net Investment Income               and Reimbursements
                  -----------------------------      -----------------------------
                  1998     1997    1996    1995      1998    1997     1996    1995
                  ----     ----    ----    ----      ----    ----     ----    ----
Class Y      $0.02    $0.03   $0.07   $0.03     0.82%   0.94%    1.36%  0.99%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



                 (This page is intentionally left blank.)

                                                              SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Intermediate Maturity California Municipals Fund

An investment portfolio of Smith Barney Investment Trust

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit Our Web Site. Our web site is located at www.smithbarney.com

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Ref-erence Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of The Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site--www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-06444)

FD0248 3/99

[BACKGROUND GRAPHIC]

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day./(R)/



PROSPECTUS


Large Capitalization Growth Fund

Class A, B, L and Y Shares

________________________________________________________________________________

March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Large Capitalization Growth Fund

                   Contents


Fund goal and strategies....................................................   2

Risks, performance and expenses.............................................   3

More on the fund's investments..............................................   6

Management..................................................................   7

Choosing a class of shares to buy...........................................   8

Comparing the fund's classes................................................   9

Sales charges...............................................................  10

More about deferred sales charges...........................................  13

Buying shares...............................................................  13

Exchanging shares...........................................................  14

Redeeming shares............................................................  16

Other things to know
about share transactions....................................................  18

Smith Barney 401(k) and
ExecChoice(TM) programs.....................................................  20

Dividends, distributions and taxes..........................................  21

Share price.................................................................  22

Financial highlights........................................................  23

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                  Smith Barney Mutual Funds   1

 Fund goal and strategies

Investment objective
The fund seeks long-term growth of capital.

Key investments
The fund invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securi-ties include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process
The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The man-ager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth compa-nies identified.

In selecting individual companies for investment, the manager considers:

 .Favorable earnings prospects
 .Technological innovation
 .Industry dominance
 .Competitive products and services
 .Global scope

 .Long term operating history
 .Consistent and sustainable long-term growth in dividends and earnings per share
 .Strong cash flow
 .High return on equity
 .Strong financial condition
 .Experienced and effective management

2  Large Capitalization Growth Fund

 Risks, performance and expenses

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

 .U.S. stock markets go down, or perform poorly relative to other types of investments
 .An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests .Large capitalization stocks fall out of favor with investors
 .The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

Who may want to invest
The fund may be an appropriate investment if you:

 .Are seeking to participate in the long term growth potential of the U.S. stock market
 .Are looking for an investment with potentially greater return but higher risk than fixed income investments
 .Are willing to accept the risks of the stock market

Total return
The bar chart below shows changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

                        Total Return for Class # Shares

                            [BAR CHART APPEARS HERE]

                                1997     5.47%
                                1998    54.72%


This bar chart shows the performance of the fund's Class A shares since incep-tion. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                                               Smith Barney Mutual Funds   3

Quarterly returns:

Highest: 37.85% in 4th quarter 1998; Lowest: 2.54% in 4th quarter 1997

Comparative performance

This table compares the average annual total return of each class for the peri-ods shown with that of the S&P 500 Composite Index, a broad-based unmanaged market capitalization-weighted measure of 500 widely held common stocks. This table assumes the imposition of the maximum sales charge applicable to the class, the redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class             Inception Date 1 year  Since Inception
 A                    8/29/97    46.96%       38.68%
 B                    8/29/97    48.65        40.40
 L                    8/29/97    51.06        41.98
 Y                   10/15/97    55.32        42.69
 S&P 500               *         28.60        28.38
 *Index comparison
 begins on August 31, 1997

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

 (paid directly from your investment)           Class A Class B Class L Class Y
 Maximum sales charge on purchases
 (as a % of offering price)                      5.00%    None   1.00%    None
 Maximum deferred sales charge on redemptions
 (as a % of the lower of net asset value at
 purchase or redemption)                         None*   5.00%   1.00%    None

                        Annual fund operating expenses
 (paid-by the fund as a % of fund net assets)   Class A Class B Class L Class Y
 Management fee                                  0.75%   0.75%  0.75%    0.75%
 Distribution and service (12b-1) fee            0.25%   1.00%   1.00%    None
 Other expenses                                  0.19%   0.20%   0.21%   0.08%
                                                 -----   -----   -----   -----
 Total annual fund operating expenses            1.19%   1.95%   1.96%   0.83%

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


4  Large Capitalization Growth Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge .The fund's operating expenses remain the same

                      Number of years you own your shares

                                       1 year 3 years 5 years 10 years
Class A (with or without redemption)    $615   $859   $1,122   $1,871
Class B (redemption at end of period)   $698   $912   $1,152   $2,080
Class B (no redemption)                 $198   $612   $1,052   $2,080
Class L (redemption at end of period)   $397   $709   $1,147   $2,362
Class L (no redemption)                 $297   $709   $1,147   $2,362
Class Y (with or without redemption)    $ 85   $265   $  460   $1,025

                                                    Smith Barney Mutual Funds  5

 More on the fund's investments

Other investments The fund may invest up to 35% of its assets in equity securi-ties of companies with total market capitalizations below $5 billion (i.e., medium or small capitalization companies). The fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of depositary receipts representing an interest in those securities.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign coun-tries generally have markets that are less liquid and more volatile than mar-kets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Short-term investments While the fund intends to invest substantially all of its assets in equity securities, the fund may maintain up to 35% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

6  Large Capitalization Growth Fund

 Management

Manager The fund's investment manager is SSBC Fund Management Inc., an affiliate of Salomon Smith Barney Inc.
The manag-
er's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and con-sumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to con-sumer and corporate customers around the world.

Alan Blake, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception. Mr. Blake has more than 20 years of securities business experience.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.75% of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker-dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and serv-ice fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee the efforts of the fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

                                               Smith Barney Mutual Funds   7

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 .If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

 .For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

 .Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:
 .A Salomon Smith Barney Financial Consultant
 .An investment dealer in the selling group or a broker that clears through Sal-
  omon Smith Barney--a dealer representative
 .The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial           Additional
                                       Classes A, B, L   Class Y   All Classes
General                                    $1,000      $15 million     $50
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts              $250       $15 million     $50
Qualified Retirement Plans*                  $25       $15 million     $25
Simple IRAs                                  $1            n/a         $1
Monthly Systematic Investment Plans          $25           n/a         $25
Quarterly Systematic Investment Plans        $50           n/a         $50

*Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

8  Large Capitalization Growth Fund

 Comparing the fund's classes

Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different com-pensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge      .Deferred   .Must
                          tion or     declines    sales       invest at
                          waiver of   over time   charge for  least $15
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
------------------------------------------------------------------------
Initial sales charge     Up to       None        1.00%       None
                         5.00%;
                         reduced or
                         waived for
                         large pur-
                         chases and
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $500,000 or
                         more
------------------------------------------------------------------------
Deferred sales charge    1% on pur-  Up to 5%    1% if you   None
                         chases of   charged     redeem
                         $500,000 or when you    within 1
                         more if you redeem      year of
                         redeem      shares. The purchase
                         within 1    charge is
                         year of     reduced
                         purchase    over time
                                     and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
------------------------------------------------------------------------
Annual distribution and  0.25% of    1% of aver- 1% of aver- None
service fees             average     age daily   age daily
                         daily net   net assets  net assets
                         assets
------------------------------------------------------------------------
Exchange Privilege*      Class A     Class B     Class L     Class Y
                         shares      shares      shares      shares
                         of most     of most     of most     of most
                         Smith       Smith       Smith       Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
------------------------------------------------------------------------

* Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.


                                                    Smith Barney Mutual Funds  9

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


                                 Sales Charge as a % of
                                 Offering  Net amount
Amount of purchase               price (%) invested (%)
Less than $25,000                  5.00        5.26
$25,000 but less than $50,000      4.00        4.17
$50,000 but less than $100,000     3.50        3.63
$100,000 but less than $250,000    3.00        3.09
$250,000 but less than $500,000    2.00        2.04
$500,000 or more                   0.00        0.00

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 .Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or

 .by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-tain trustees and fiduciaries may be entitled to combine accounts in deter-mining their sales charge.

 .Letter of intent - lets you purchase Class A shares of the fund and other
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the let-ter.


10  Large Capitalization Growth Fund

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of members of the NASD
 .403(b) or 401(k) retirement plans, if certain conditions are met
 .Clients of newly employed Salomon Smith Barney Financial Consultants if cer-
  tain conditions are met
 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn more about the requirements for reductions or waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Con-sultant or dealer representative or consult the Statement of Additional Infor-mation ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.


Year after purchase    1st 2nd 3rd 4th 5th 6th and over
Deferred sales charge   5%  4%  3%  2%  1%      0%

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


                       Shares issued:       Shares issued:
                       On reinvestment of   Upon exchange from
Shares issued:         dividends and        another Smith Barney
At initial purchase    distributions        fund
Eight years after the  In same proportion   On the date the
date of purchase       as the number of     shares originally
                       Class B shares con-  acquired would have
                       verting is to total  converted into Class
                       Class B shares you   A shares
                       own

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

                                                  Smith Barney Mutual Funds   11

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can also use a letter of intent to meet this requirement by buying Class Y shares over a 6-month period. To qualify, you must initially invest $5,000,000.


12  Large Capitalization Growth Fund

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Salomon Smith Barney Financial Consultant or dealer representative.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .On certain distributions from a retirement plan
 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

 Buying shares

     Through a   You should contact your Salomon Smith Barney Financial Con-
 Salomon Smith   sultant or dealer representative to open a brokerage account
        Barney   and make arrangements to buy shares.
     Financial
 Consultant or
        dealer   If you do not provide the following information, your order
representative   will be rejected:

                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 You should pay for your shares through your brokerage account no later than the third business day after you place your order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

                                                   Smith Barney Mutual Funds  13

    Through the Qualified retirement plans and certain other investors who fund's transfer are clients of the selling group are eligible to buy shares agent  directly from the fund.

                 .Write the transfer agent at the following address:
                      Smith Barney Investment Trust
                       Large Capitalization Growth Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                 .Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application
                 .For more information, call the transfer agent at 1-800-451-
                   2010
--------------------------------------------------------------------------------
              You may authorize Salomon Smith Barney, your dealer represen-
     Through a   tative or the transfer agent to automatically transfer funds
    systematic   from a regular bank account, cash held in a Salomon Smith
    investment   Barney brokerage account or Smith Barney money market fund to
     plan    buy shares on a regular basis.

                 .Amounts transferred should be at least: $25 monthly or $50 quarterly.

                 .If you do not have sufficient funds in your account on a
                   transfer date, Salomon Smith Barney, your dealer represen-tative or the transfer agent may charge you a fee.

                 For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the SAI.

 Exchanging shares

              You should contact your Salomon Smith Barney Financial Con-
  Smith Barney   sultant or dealer representative to exchange into other Smith
      offers a   Barney mutual funds. Be sure to read the prospectus of the
   distinctive   Smith Barney mutual fund you are exchanging into. An exchange
     family of   is a taxable transaction.
         funds
   tailored to
 help meet the   .You may exchange shares only for shares of the same class of
 varying needs     another Smith Barney fund. Not all Smith Barney funds offer
 of both large     all classes.
     and small
     investors   .Not all Smith Barney funds may be offered in your state of residence. Contact your Salomon Smith Barney Financial Con-sultant, dealer representative or the transfer agent.

14  Large Capitalization Growth Fund

                 .You must meet the minimum investment amount for each fund

                 .If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with
                   signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 .The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges
--------------------------------------------------------------------------------
     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges
                 Your deferred sales charge (if any) will continue to be mea-
                 sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. if you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
  By telephone
                 If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must com-plete an authorization form to authorize telephone transfers.
                 If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next deter-mined.

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
       By mail
                 If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the next page.

                                                  Smith Barney Mutual Funds   15

 Redeeming shares

     Generally   Contact your Salomon Smith Barney Financial Consultant or
                 dealer representative to redeem shares of the fund.

                 If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:
                   Smith Barney Investment Trust
                   Large Capitalization Growth Fund
                   (Specify class of shares)
                   c/o First Data Investor Services Group, Inc.
                   P.O. Box 5128
                   Westborough, Massachusetts 01581-5128

                 Your written request must provide the following:

                 .Your account number
                 .The class of shares and the dollar amount or number of
                   shares to be redeemed
                 .Signatures of each owner exactly as the account is
                   registered

16  Large Capitalization Growth Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares (except these held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by tel-ephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You may be charged a fee for wire transfers. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.
--------------------------------------------------------------------------------
     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                  Smith Barney Mutual Funds  17

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.

 .Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed

 .Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .Are redeeming over $10,000 of shares
 .Are sending signed share certificates or stock powers to the transfer agent .Instruct the transfer agent to mail the check to an address different from the one on your account
 .Changed your account registration
 .Want the check paid to someone other than the account owner(s)
 .Are transferring the redemption proceeds to an account with a different regis-tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions

18  Large Capitalization Growth Funds

 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission

 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                   Smith Barney Mutual Funds  19

 Smith Barney 401(k) and ExecChoiceTM programs

You may be eligible to participate in the Smith Barney 401(k) program or the Smith Barney ExecChoice(TM) program. The fund offers Class A and Class L shares to participating plans as investment alternatives under the programs. You can meet minimum investment and exchange amounts by combining the plan's invest-ments in any of the Smith Barney funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment. Once a class of shares is chosen, all additional purchases must be of the same class.

 .Class A shares may be purchased by plans investing at least $1 million.

 .Class L shares may be purchased by plans investing less than $1 million. Class
  L shares are eligible for exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange sooner in the following circumstances:

  If the account was opened on or after June 21, 1996 and a total of $1 mil-lion is invested in Smith Barney Funds, Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

  If the account was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds, Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial Consultant or the transfer agent, or consult the SAI.

20  Large Capitalization Growth Fund

 Dividends, distributions and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status
Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year
Long-term capital gain distributions   Long-term capital gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain dis-tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                    Smith Barney Mutual Fund  21

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

22  Large Capitalization Growth Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class since inception.
Certain information reflects financial results for a single share.
Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout each year Ended November 30:

                                         1998  1997(/1/)
----------------------------------------------------------
 Net asset value, beginning of year    $12.28    $11.88
----------------------------------------------------------
 Income (loss) from operations:
 Net investment income (loss)           (0.04)     0.01
 Net realized and unrealized gain        5.20      0.39
----------------------------------------------------------
 Total income from operations            5.16      0.40
----------------------------------------------------------
 Less distributions
 Net investment income                  (0.02)       --
 Net realized gains                     (0.01)       --
----------------------------------------------------------
 Total distributions                    (0.03)       --
----------------------------------------------------------
 Net asset value, end of year          $17.41    $12.28
----------------------------------------------------------
 Total return                           42.12%     3.37%++
----------------------------------------------------------
 Net assets, end of year (000)'s     $324,664  $111,063
----------------------------------------------------------
 Ratios to average net assets:
 Expenses                                1.19%     1.15%+
 Net investment income (loss)           (0.38)     0.38+
----------------------------------------------------------
 Portfolio turnover rate                   14%        1%
----------------------------------------------------------

(/1/For)the period from August 29, 1997 (inception date) to November 30, 1997.


++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

                                               Smith Barney Mutual Funds  23

 For a Class B share of capital stock outstanding throughout each year Ended November 30:

                                     1998(/2/)  1997(/1/)
-----------------------------------------------------------
 Net asset value, beginning of year    $12.26     $11.88
-----------------------------------------------------------
 Income (loss) from operations:
 Net investment loss                    (0.17)     (0.01)
 Net realized and unrealized gain        5.19       0.39
-----------------------------------------------------------
 Total income from operations            5.02       0.38
-----------------------------------------------------------
 Less distributions from:
 Net investment income                  (0.01)        --
 Net realized gains                     (0.01)        --
-----------------------------------------------------------
 Total distributions                    (0.02)        --
-----------------------------------------------------------
 Net asset value, end of year          $17.26     $12.26
-----------------------------------------------------------
 Total return                          41.02%      3.20%++
-----------------------------------------------------------
 Net assets, end of year (000)'s     $636,464   $179,598
-----------------------------------------------------------
 Ratios to average net assets:
 Expenses                                1.95%      1.90%+
 Net investment income (loss)           (1.14)     (0.37)+
-----------------------------------------------------------
 Portfolio turnover rate                   14%         1%
-----------------------------------------------------------

(/1/For)the period from August 29, 1997 (inception date) to November 30, 1997.

(/2/Per)share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

24  Large Capitalization Growth Fund

 For a Class L(/1/) share of capital stock outstanding throughout each year:

                                     1998(/2/)  1997(/3/)
-----------------------------------------------------------
 Net asset value, beginning of year    $12.26     $11.88
-----------------------------------------------------------
 Income (loss) from operations:
 Net investment loss                    (0.17)     (0.01)
 Net realized and unrealized gain        5.19       0.39
-----------------------------------------------------------
 Total income from operations            5.02       0.38
-----------------------------------------------------------
 Less distributions from:
 Net investment income                  (0.01)        --
 Net realized gains                     (0.01)        --
-----------------------------------------------------------
 Total distributions                    (0.02)        --
-----------------------------------------------------------
 Net asset value, end of year          $17.26     $12.26
-----------------------------------------------------------
 Total return                          41.02%      3.20%++
-----------------------------------------------------------
 Net assets, end of year (000)'s     $187,741    $37,224
-----------------------------------------------------------
 Ratios to average net assets:
 Expenses                                1.96       1.90%+
 Net investment loss                    (1.14)     (0.38)+
-----------------------------------------------------------
 Portfolio turnover rate                   14%         1%
-----------------------------------------------------------

(/1/) On June 12, 1998, Class C shares were renamed Class L shares.

(/2/) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(/3/) For the period from August 29, 1997 (inception date) to November 30,
      1997.


*  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

                                                   Smith Barney Mutual Funds  25

 For a Class Y share of capital stock outstanding throughout each year ended November 30:

                                               1998(1) 1997(/2/)
------------------------------------------------------------------
 Net asset value, beginning of year          $12.29     $12.66
------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income (loss)                 (0.00)*     0.01
 Net realized and unrealized gain (loss)       5.23      (0.38)
------------------------------------------------------------------
 Total income (loss) from operations           5.23      (0.37)
------------------------------------------------------------------
 Less distributions from:
 Net investment income                        (0.02)        --
 Net realized gains                           (0.01)        --
------------------------------------------------------------------
 Total distributions                          (0.03)        --
------------------------------------------------------------------
 Net asset value, end of year                $17.49     $12.29
------------------------------------------------------------------
 Total return(/4/)                            42.61%     (2.92)%++
------------------------------------------------------------------
 Net assets, end of year (000)'s           $133,556    $84,758
------------------------------------------------------------------
 Ratio to average net assets:
 Expenses                                      0.83%      0.82%+
 Net investment income (loss)                 (0.02)      0.54+
------------------------------------------------------------------
 Portfolio turnover rate                         14%         1%
------------------------------------------------------------------


(/1/) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


(/2/) For the period from October 15, 1997 (inception date) to November 30,
      1997.

*  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

26  Large Capitalization Growth Fund

                                                            Salomon Smith Barney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Large Capitalization Growth Fund

An investment portfolio of Smith Barney Investment Trust

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Ref-erence Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-06444)

FD01306 3/99

[LOGO OF SMITH BARNEY MUTUAL FUNDS APPEARS HERE]


PROSPECTUS

Large Capitalization Growth Fund

Class Z Shares

________________________________________________________________________________

March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Bar-ney Inc. or any of its affiliates.

Large Capitalization Growth Fund

                   Contents

Fund goal and strategies....................................................   2

Risk, performance and expenses..............................................   3

More on the fund's investments..............................................   5

Management..................................................................   6

Buying, selling and exchanging Class Z shares...............................   7

Dividends, distributions and taxes..........................................   8

Share price.................................................................   9

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                                                 Smith Barney Mutual Funds    1

 Fund goal and strategies

Investment objective
The fund seeks long-term growth of capital.

Key investments
The fund invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securi-ties include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process
The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The man-ager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth compa-nies identified.

In selecting individual companies for investment, the manager considers:

 .Favorable earnings prospects
 .Technological innovation
 .Industry dominance
 .Competitive products and services
 .Global scope

 .Long term operating history
 .Consistent and sustainable long-term growth in dividends and earnings per share
 .Strong cash flow
 .High return on equity
 .Strong financial condition
 .Experienced and effective management

2  Large Capitalization Growth Fund--Class Z Shares

 Risks, performance and expenses

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

 .U.S. stock markets go down, or perform poorly relative to other types of investments
 .An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests .Large capitalization stocks fall out of favor with investors
 .The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

Who may want to invest
The fund may be an appropriate investment if you:

 .Are seeking to participate in the long term growth potential of the U.S. stock market
 .Are looking for an investment with potentially greater return but higher risk than fixed income investments
 .Are willing to accept the risks of the stock market

                                                  Smith Barney Mutual Funds   3

Performance

Because Class Z shares were offered on November 12, 1998,
Class Z shares do not yet have a
sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in fund shares.

            Annual fund operating expenses*
(paid-by the fund as a % of fund net
assets)
Management fee                        0.75%
Other expenses                        0.15%
                                      -----
Total annual fund operating expenses  0.90%

* Annual fund operating expenses have been estimated based on expenses the fund expects to incur during its fiscal year ending November 30, 1999.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends
 .The fund's operating expenses remain the same

                      Number of years you own your shares

         1 year 3 years 5 years 10 years
Class Z   $92     $287   $498   $1,108


4  Large Capitalization Growth Fund--Class Z Shares

 More on the fund's investments

Other investments The fund may invest up to 35% of its assets in equity securi-ties of companies with total market capitalizations below $5 billion (i.e., medium or small capitalization companies). The fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of depositary receipts representing an interest in those securities.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign coun-tries generally have markets that are less liquid and more volatile than mar-kets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Short-term investments While the fund intends to invest substantially all of its assets in equity securities, the fund may maintain up to 35% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                  Smith Barney Mutual Funds   5

 Management

Manager The fund's investment manager is SSBC Fund Management Inc., an affiliate of Salomon Smith Barney Inc.
The manager's address is 388 Greenwich Street, New York, New York 10013.
The manager
selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and con-sumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to con-sumer and corporate customers around the world.

Alan Blake, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day to day management of the fund's portfolio since its inception. Mr. Blake has more than 20 years of securities business experience.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.75% of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker-dealers sells fund shares to the public.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee the efforts of the fund, which is limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

6  Large Capitalization Growth Fund--Class Z Shares

 Buying, selling and exchanging Class Z shares

     Through a You may buy, sell or exchange Class Z shares only through a qualified "qualified plan." A qualified plan is a tax-exempt employee
          plan   benefit or retirement plan of Salomon Smith Barney, Inc. or one of its affiliates.

                 There are no minimum investment requirements for Class Z
                 shares. However, the fund reserves the right to change this policy at any time.
--------------------------------------------------------------------------------
        Buying   Orders to buy Class Z shares must be made in accordance with the terms of a qualified plan. If you are a participant in a qualified plan, you may place an order with your plan to buy
                 Class Z shares at net asset value, without any sales charge.
                 Payment is due to Salomon Smith Barney on settlement date, which is the third business day after your order is accepted.
                 If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of the
                 Smith Barney Mutual Funds) for payment until settlement date.
                 The fund reserves the right to reject any order to buy shares and to suspend the offering of shares for a period of time.
--------------------------------------------------------------------------------
       Selling   Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special redemption pro-
                 visions.
--------------------------------------------------------------------------------
    Exchanging   You should consult your qualified plan for information about available exchange options.

                                                  Smith Barney Mutual Funds   7

 Dividends, distributions and taxes

An investment in the fund will have the following consequences for a qualified plan as the owner of shares in the fund. Qualified plan participants should consult their plan document or tax advisors about the tax consequences of par-ticipating in a qualified plan.

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional Class Z shares. The fund expects distributions to be primarily from capi-tal gains. No sales charge is imposed on reinvested distributions or dividends. Alternatively, a qualified plan can instruct its Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have distributions and/or dividends paid in cash. It can change that choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distribu-tions from the fund.

Dividends and interest received by the fund from investing in foreign securi-ties may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.

Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the fund.

8  Large Capitalization Growth Fund--Class Z Shares

 Share price

Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., East-ern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                  Smith Barney Mutual Funds   9

[LOGO OF SALOMON SMITH BARNEY APPEARS HERE]
Large Capitalization Growth Fund

An investment portfolio of Smith Barney Investment Trust

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your qualified plan or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your quali-fied plan, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Ref-erence Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commis-sion's Internet web site at http:www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

(Investment Company Act
file no. 811-06444)

FD01306 3/99

                              [BACKGROUND GRAPHIC]

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day./(R)/


PROSPECTUS

Mid Cap Blend Fund

Class A, B, L and Y Shares

________________________________________________________________________________

March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Mid Cap Blend Fund

                   Contents


Fund goal and strategies....................................................   2

Risks, performance and expenses.............................................   3

More on the fund's investments..............................................   5

Management..................................................................   7

Choosing a class of shares to buy...........................................   8

Comparing the fund's classes................................................   9

Sales charges...............................................................  10

More about deferred sales charges...........................................  13

Buying shares...............................................................  14

Exchanging shares...........................................................  16

Redeeming shares............................................................  18

Other things to know
about share transactions....................................................  20

Smith Barney 401(k) and ExecChoice(TM) programs.............................  22

Dividends, distributions and taxes..........................................  23

Share price.................................................................  24

Financial highlights........................................................  25

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                   Smith Barney Mutual Funds  1

 Fund goal and strategies

Investment objective
The fund seeks long-term growth of capital.

Key investments

The fund invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalization is within the mar-ket capitalization range of companies in the S&P MidCap Index (the "Index") at the time of the fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of January 29, 1999, the largest market capitalization of a company in the Index was $11.4 billion and the smallest market capitalization was $0.24 billion. Equity secu-rities include exchange traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may also invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities.

Selection process

The manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The manager selects individual "growth" stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favor-able valuations relative to their growth characteristics. This strategy is com-monly known as "growth at a reasonable price" and offers investors style diversification within a single mutual fund. In selecting individual companies for investment, the manager considers:

 .Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

 .Value characteristics, including low price/earnings ratios and other statis-
  tics indicating a security is undervalued
 .Increasing profits and sales
 .Competitive advantages that could be more fully exploited by a company

 .Skilled management committed to long-term growth
 .Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth poten-tial and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamen-tal characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks it identifies through funda-mental research.

2  Mid Cap Blend Fund

 Risks, performance and expenses

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .U.S. stock markets go down, or perform poorly relative to other types of investments
 .An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests .Medium capitalization stocks fall out of favor with investors
 .The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

Because the fund invests primarily in medium capitalization companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization compa-nies. Medium capitalization companies may have more limited product lines, mar-kets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses, although they gener-ally have more established businesses than small capitalization companies. The prices of medium capitalization company stocks tend to be more volatile than the prices of large capitalization company stocks.

Who may want to invest
The fund may be an appropriate investment if you:

 .Are seeking to participate in the long term growth potential of the U.S. stock market
 .Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
 .Are willing to accept the risks of the stock market

Performance

Because this fund commenced operations on September 1, 1998, the fund does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

                                                  Smith Barney Mutual Funds   3

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(paid directly from your investment)          Class A Class B Class L Class Y*
Maximum sales charge on purchases
(as a % of offering price)                     5.00%    None   1.00%    None
Maximum deferred sales charge on redemptions
(as a % of the lower of net asset value at
purchase or redemption)                       None**   5.00%   1.00%    None

                       Annual fund operating expenses
(paid by the fund as a % of fund net assets)  Class A Class B Class L Class Y*
Management fee                                 0.75%   0.75%   0.75%   0.75%
Distribution and service (12b-1) fee           0.25%   1.00%   1.00%    None
Other expenses                                 0.27%   0.26%   0.26%   0.27%
                                              ------   -----   -----   -----
Total annual fund operating expenses           1.27%   2.01%   2.01%   1.02%

 *The total annual fund operating expenses for Class Y are estimated because no shares were outstanding during the most recent fiscal period.

**You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge
 .The fund's operating expenses remain the same

                      Number of years you own your shares

                                                      5
                                       1 year 3 years years  10 years
Class A (with or without redemption)    $623   $883   $1,162  $1,957
Class B (redemption at end of period)   $704   $930   $1,183  $2,149
Class B (no redemption)                 $204   $630   $1,083  $2,149
Class L (redemption at end of period)   $402   $724   $1,172  $2,414
Class L (no redemption)                 $302   $724   $1,172  $2,414
Class Y (with or without redemption)    $104   $325   $  563  $1,248



4  Mid Cap Blend Fund

 More on the fund's investments

Secondary investment practices The fund may invest up to 35% of its assets in equity securities of companies with market capitalizations outside the market capitalization range of companies in the Index (i.e., small or large capital-ization companies).

Foreign investments The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many for-eign countries the fund invests in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of invest-ing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and nega-tive government actions like currency controls or seizure of private businesses or property are more likely.

Short-term debt securities While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 35% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

 .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
 .As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securi-ties, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, cur-

                                                   Smith Barney Mutual Funds  5
rency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of the Fund's European investments and present valuation problems.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

6  Mid Cap Blend Fund

 Management

Manager The fund's investment manager is SSBC Fund Management Inc., an affili-ate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial serv-ices--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse chan-nels to make them available to consumer and corporate customers around the world.

Lawrence Weissman, investment officer of the manager and managing director of Salomon
Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since the fund's inception. Mr. Weissman has more than 14 years of securities business experience.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.75% of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and serv-ice fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee the efforts of the fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

                                                  Smith Barney Mutual Funds   7

 Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 .If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

 .For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

 .Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

 .A Salomon Smith Barney Financial Consultant
 .An investment dealer in the selling group or a broker that clears through Sal-
  omon Smith Barney--a dealer representative
 .The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                 Initial           Additional
                                       Classes A, B, L   Class Y   All Classes
General                                    $1,000      $15 million     $50
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts             $  250      $15 million     $50
Qualified Retirement Plans*                $   25      $15 million     $25
Simple IRAs                                $    1          n/a         $ 1
Monthly Systematic Investment Plans        $   25          n/a         $25
Quarterly Systematic Investment Plans      $   50          n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

8  Mid Cap Blend Fund

 Comparing the fund's classes

Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different com-pensation depending upon which class you choose.

                           Class A     Class B     Class L     Class Y
Key features             .Initial    .No initial .Initial    .No initial
                          sales       sales       sales       or
                          charge      charge      charge is   deferred
                          .You may    .Deferred   lower than  sales
                          qualify     sales       Class A     charge
                          for reduc-  charge      .Deferred   .Must
                          tion or     declines    sales       invest at
                          waiver of   over time   charge for  least $15
                          initial     .Converts   only 1      million
                          sales       to Class A  year        .Lower
                          charge      after 8     .Does not   annual
                          .Lower      years       convert to  expenses
                          annual      .Higher     Class A     than the
                          expenses    annual      .Higher     other
                          than Class  expenses    annual      classes
                          B and       than Class  expenses
                          Class L     A           than Class
                                                  A
------------------------------------------------------------------------
Initial sales charge     Up to       None        1.00%       None
                         5.00%;
                         reduced or
                         waived for
                         large pur-
                         chases and
                         certain
                         investors.
                         No charge
                         for pur-
                         chases of
                         $500,000 or
                         more
------------------------------------------------------------------------
Deferred sales charge    1% on pur-  Up to 5%    1% if you   None
                         chases of   charged     redeem
                         $500,000 or when you    within 1
                         more if you redeem      year of
                         redeem      shares. The purchase
                         within 1    charge is
                         year of     reduced
                         purchase    over time
                                     and there
                                     is no
                                     deferred
                                     sales
                                     charge
                                     after 6
                                     years
------------------------------------------------------------------------
Annual Distribution and  0.25% of    1% of aver- 1% of aver- None
service fees             average     age daily   age daily
                         daily net   net assets  net assets
                         assets
------------------------------------------------------------------------
Exchange Privilege*      Class A     Class B     Class L     Class Y
                         shares      shares      shares      shares
                         of most     of most     of most     of most
                         Smith       Smith       Smith       Smith
                         Barney      Barney      Barney      Barney
                         funds       funds       funds       funds
------------------------------------------------------------------------

* Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.

                                                    Smith Barney Mutual Funds  9

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

                                 Sales charge as a % of
                                 Offering  Net amount
Amount of purchase               Price (%) Invested (%)
Less than $25,000                  5.00        5.26
$25,000 but less than $50,000      4.00        4.17
$50,000 but less than $100,000     3.50        3.63
$100,000 but less than $250,000    3.00        3.09
$250,000 but less than $500,000    2.00        2.04
$500,000 or more                    -0-         -0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 .Accumulation privilege - lets you combine the current value of Class A shares owned

 .by you, or

 .by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-tain trustees and fiduciaries may be entitled to combine accounts in deter-mining their sales charge.

 .Letter of intent - lets you purchase Class A shares of the fund and other
  Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may

10  Mid Cap Blend Fund
  include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .Employees of members of the NASD
 .403(b) or 401(k) retirement plans, if certain conditions are met
 .Clients of newly employed Salomon Smith Barney Financial Consultants if cer-
  tain conditions are met
 .Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn more about the requirements for reductions or waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Con-sultant or dealer representative or consult the Statement of Additional Infor-mation ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st 2nd 3rd 4th 5th 6th and over
Deferred sales charge   5%  4%  3%  2%  1%      0%

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                                           Shares issued:
                                        Shares issued:     Upon exchange from
                                        On reinvestment of another Smith
Shares issued:                          dividends and      Barney
At initial purchase                     distributions      fund
Eight years after the date of purchase  In same proportion On the date the
                                        as the number of   shares originally
                                        Class B shares     acquired would
                                        converting is to   have converted
                                        total Class B      into Class A
                                        shares you own     shares

                                                   Smith Barney Mutual Funds  11

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest $5,000,000.

12  Mid Cap Blend Fund

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .Shares exchanged for shares of another Smith Barney fund
 .Shares representing reinvested distributions and dividends
 .Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Salomon Smith Barney Financial Consultant or dealer representative.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 .On payments made through certain systematic withdrawal plans
 .On certain distributions from a retirement plan
 .For involuntary redemptions of small account balances
 .For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                  Smith Barney Mutual Funds   13

 Buying shares

     Through a   You should contact your Salomon Smith Barney Financial Con-
 Salomon Smith   sultant or dealer representative to open a brokerage account
        Barney   and make arrangements to buy shares.
     Financial
 Consultant or
        dealer   If you do not provide the following information, your order
representative   will be rejected:

                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 You should pay for your shares through your brokerage account no later than the third business day after you place your
                 order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
   Through the   Qualified retirement plans and certain other investors who
        fund's   are clients of the selling group are eligible to buy shares
    consultant   directly from the fund.
      transfer
         agent   .Write the transfer agent at the following address:
                      Smith Barney Investment Trust Mid Cap Blend Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                 .Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application
                 .For more information, call the transfer agent at 1-800-451-
                   2010

     Through a   You may authorize Salomon Smith Barney, your dealer represen-
    systematic   tative or the transfer agent to transfer funds automatically
    Investment   from a regular bank account, cash held in a Salomon Smith
     Plan        Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

                 .Amounts transferred should be at least: $25 monthly or $50 quarterly.

14  Mid Cap Blend Fund

                 .If you do not have sufficient funds in your account on a
                   transfer date, Salomon Smith Barney, your dealer represen-tative or the transfer agent may charge you a fee.

                 For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the SAI.

                                                   Smith Barney Mutual Funds  15

 Exchanging shares

  Smith Barney
      offers a   You should contact Salomon Smith Barney or your dealer repre-
   distinctive   sentative to exchange into other Smith Barney mutual funds.
     family of   Be sure to read the prospectus of the Smith Barney mutual
  mutual funds   fund you are exchanging into. An exchange is a taxable trans-
   tailored to   action.
 help meet the
 varying needs   .You may exchange shares only for shares of the same class of
 of both large     another Smith Barney mutual fund. Not all Smith Barney
     and small     funds offer all classes.
     investors
                 .Not all Smith Barney funds may be offered in your state of residence. Contact Salomon Smith Barney, your dealer repre-sentative or the transfer agent.
                 .You must meet the minimum investment amount for each fund

                 .If you hold share certificates, the transfer agent must
                   receive the certificates endorsed for transfer or with
                   signed stock powers (documents transferring ownership of certificates) the exchange is effective.
                 .The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges
--------------------------------------------------------------------------------
     Waiver of   Your shares will not be subject to an initial sales charge at
    additional   the time of the exchange.
 sales charges
                 Your deferred sales charge (if any) will continue to be mea-
                 sured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you
                 will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------

  By telephone   If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must com-plete an authorization form to authorize telephone transfers.
                 If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800- 451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next deter-mined.


16  Mid Cap Blend Fund

                 You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
       By mail
                 If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the next page.

                                                  Smith Barney Mutual Funds   17

 Redeeming shares

     Generally   Contact your Salomon Smith Barney Financial Consultant or
                 dealer representative to redeem shares of the fund.

                 If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:
                   Smith Barney Investment Trust Mid Cap Blend Fund
                   (Specify class of shares)
                   First Data Investor Services Group, Inc.
                   P.O. Box 5128
                   Westborough, Massachusetts 01581-5128

                 Your written request must provide the following:

                 .Your account number
                 .The class of shares and the dollar amount or number of
                   shares to be redeemed
                 .Signatures of each owner exactly as the account is regis-
                   tered

18  Mid Cap Blend Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by tel-ephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You may be charged a fee for wire transfers. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.
--------------------------------------------------------------------------------
     Automatic   You can arrange for the automatic redemption of a portion of
          cash   your shares on a monthly or quarterly basis. To qualify you
    withdrawal   must own shares of the fund with a value of at least $10,000
         plans   and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                  Smith Barney Mutual Funds   19

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.

 .Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed

 .Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .Are redeeming over $10,000 of shares
 .Are sending signed share certificates or stock powers to the transfer agent .Instruct the transfer agent to mail the check to an address different from the one on your account
 .Changed your account registration
 .Want the check paid to someone other than the account owner(s)
 .Are transferring the redemption proceeds to an account with a different regis-tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions

20  Mid Cap Blend Fund

 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission

 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                 Smith Barney Mutual Funds  21

 Smith Barney 401(k) and ExecChoice TM programs

You may be eligible to participate in the Smith Barney 401(k) program or the Smith Barney ExecChoice(TM) program. The fund offers Class A and Class L shares to participating plans as investment alternatives under the programs. You can meet minimum investment and exchange amounts by combining the plan's invest-ments in any of the Smith Barney funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment. Once a class of shares is chosen, all additional purchases must be of the same class.

 .Class A shares may be purchased by plans investing at least $1 million.

 .Class L shares may be purchased by plans investing less than $1 million. Class
  L shares are eligible for exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange sooner in the following circumstances:

  If the account was opened on or after June 21, 1996 and a total of $1 mil-lion is invested in Smith Barney Funds, Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

  If the account was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds, Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial Consultant or the transfer agent, or consult the SAI.

22  Mid Cap Blend Fund

 Dividends, distributions and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status
Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year
Long-term capital gain distributions   Long-term capital gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain dis-tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                  Smith Barney Mutual Funds   23

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. The fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quota-tions are not readily available, or when the value of a security has been mate-rially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accor-dance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Oth-erwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

24  Mid Cap Blend Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class since inception.
Certain information reflects financial results for a single share.
Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request). No information is pres-ent for Class Y shares because no shares were outstanding during this fiscal period.

 For a Class A share of capital stock outstanding throughout the period ended November 30:

                                       1998(/1/)
------------------------------------------------
 Net asset value, beginning of period   $ 11.40
------------------------------------------------
 Income from operations:
 Net investment income                     0.02
 Net realized and unrealized gain          2.21
------------------------------------------------
 Total income from operations              2.23
------------------------------------------------
 Less distributions from:
 Net realized gains                         --
------------------------------------------------
 Total distributions                        --
------------------------------------------------
 Net asset value, end of period         $ 13.63
------------------------------------------------
 Total return++                           19.56%
------------------------------------------------
 Net assets, end of period (000)'s      $36,760
------------------------------------------------
 Ratios to average net assets+:
 Expenses                                  1.27%
 Net investment income                     0.78
------------------------------------------------
 Portfolio turnover rate                     15%
------------------------------------------------

(/1/)For the period from September 1, 1998 (inception date) to November 30,
     1998.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                                  Smith Barney Mutual Funds   25

 For a Class B share of capital stock outstanding throughout the period ended November 30:

                                       1998(/1/)
------------------------------------------------
 Net asset value, beginning of period   $ 11.40
------------------------------------------------
 Income from operations:
 Net investment income                     0.00*
 Net realized and unrealized gain          2.20
------------------------------------------------
 Total income from operations              2.20
------------------------------------------------
 Less distributions from:
 Net realized gains                         --
------------------------------------------------
 Total distributions                        --
------------------------------------------------
 Net asset value, end of period         $ 13.60
------------------------------------------------
 Total return++                           19.30%
------------------------------------------------
 Net assets, end of period (000)'s      $69,153
------------------------------------------------
 Ratios to average net assets+:
 Expenses                                  2.01%
 Net investment income                     0.02
------------------------------------------------
 Portfolio turnover rate                     15%
------------------------------------------------

(/1/) For the period from September 1, 1998 (inception date) to November 30,
      1998.

 *   Amount represents less than $0.01.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

26  Mid Cap Blend Fund

 For a Class L share of capital stock outstanding throughout the period ended November 30:

                                       1998(/1/)
------------------------------------------------
 Net asset value, beginning of period   $ 11.40
------------------------------------------------
 Income from operations:
 Net investment income                     0.00*
 Net realized and unrealized gain          2.20
------------------------------------------------
 Total income from operations              2.20
------------------------------------------------
 Less distributions from:
 Net realized gains                         --
------------------------------------------------
 Total distributions                        --
------------------------------------------------
 Net assets value, end of period        $ 13.60
------------------------------------------------
 Total return++                           19.30%
------------------------------------------------
 Net assets, end of period (000)'s      $45,045
------------------------------------------------
 Ratios to average net assets+:
 Expenses                                  2.01%
 Net investment income                     0.03
------------------------------------------------
 Portfolio turnover rate                     15%
------------------------------------------------

(/1/) For the period from September 1, 1998 (inception date) to November 30,
      1998.

 *   Amount represents less than $0.01.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                                 Smith Barney Mutual Funds   27

                                                              SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

Mid Cap Blend Fund

An investment portfolio of Smith Barney Investment Trust

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Ref-erence Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site--www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-06444)

[FD01499 3/99]

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Everyday.

PROSPECTUS

Intermediate Maturity
New York Municipals Fund

Class A, L and Y Shares
--------------------------------------------------------------------------------
March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Intermediate Maturity New York
Municipals Fund

--------------------------------------------------------------------------------
                Contents
--------------------------------------------------------------------------------


           Fund goal and strategies .......................  2

           Risks, performance and expenses ................  3

           More on the fund's investments .................  6

           Management .....................................  6

           Choosing a class of shares to buy ..............  8

           Comparing the fund's classes ...................  9

           Sales charges .................................. 10

           More about deferred sales charges .............. 12

           Buying shares .................................. 13

           Exchanging shares .............................. 14

           Redeeming shares ............................... 16

           Other things to know
           about share transactions ....................... 18

           Dividends, distributions and taxes ............. 20

           Share price .................................... 21

           Financial highlights ........................... 22


You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                                                     Smith Barney Mutual Funds 1

--------------------------------------------------------------------------------
  Fund goal and strategies
--------------------------------------------------------------------------------

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York state and New York City personal income taxes as is consistent with the preservation of principal.

Key investments


The fund invests primarily in investment grade municipal securities. These include securities issued by the State of New York and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income and New York state and New York City personal income taxes. The fund maintains an average portfolio maturity of between three and ten years. The fund can invest up to 20% of its assets in unrated securities that the manager determines are investment grade.


Selection process

The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:


o Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
o May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
o Considers the yields available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and interest rates
o Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features



2 Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
  Risks, performance and expenses
--------------------------------------------------------------------------------

Principal risks of investing in the fund


Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Interest rates rise, causing the value of the fund's portfolio to decline
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
o New York municipal securities fall out of favor with investors. The fund may suffer more than a national fund from adverse events affecting New York municipal issuers
o     Unfavorable legislation affects the tax-exempt status of municipal bonds
o The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect


It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal, New York state and New York City taxation. The fund may realize tax able capital gains on the sale of its securities or on transactions in derivative contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will be taxable to investors in states other than New York.


The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.


Who may want to invest

The fund may be an appropriate investment if you are a New York taxpayer:


o In a high federal tax bracket seeking income exempt from New York and federal taxation
o Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
o Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state



                                                     Smith Barney Mutual Funds 3

Total return

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------
                        Total Return for Class A Shares
--------------------------------------------------------------------------------

[The following table was originally a bar chart in the printed material.]


                               92         9.29%
                               93        10.56%
                               94        -3.92%
                               95        12.93%
                               96         3.75%
                               97         8.33%
                               98         5.63%


                        Calendar years ended December 31

This bar chart shows the performance of the fund's Class A shares for each of the past seven years. Class L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

Quarterly returns:


Highest: 4.63% in 1st quarter 1995; Lowest: -4.82% in 1st quarter 1994.


Comparative performance

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown to that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), an unmanaged broad-based index of municipal bonds and the Lipper New York In ter mediate Maturity Municipal Fund Average (the "Lipper Funds Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998
--------------------------------------------------------------------------------
 Class         Inception Date   1 year    5 years   10 years  Since Inception
--------------------------------------------------------------------------------
   A              12/31/91       3.48%     4.76%       n/a         6.28%
--------------------------------------------------------------------------------
   L              12/5/94        3.45%      n/a        n/a         7.20%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lehman Index       *           6.48%     6.22%       n/a         7.44%
--------------------------------------------------------------------------------
Lipper Funds
Average            *           5.63%     4.86%       n/a         6.20
--------------------------------------------------------------------------------
* Index comparison begins on December 31, 1991.
================================================================================



4 Intermediate Maturity New York Municipals Fund

Fees and expenses

This table sets forth the fees and expenses you will pay if you invest in fund shares.


--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------
(paid directly from your investment)        Class A   Class L    Class Y+
--------------------------------------------------------------------------------
Maximum sales charge on purchases            2.00%     1.00%      None
(as a % of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge on
redemptions(as a % of the lower of net
asset value at purchase or redemption)       None*     1.00%      None
--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
(paid by the fund as a % of fund net assets) Class A  Class L    Class Y
--------------------------------------------------------------------------------
Management fees**                            0.50%     0.50%      0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee         0.15%      035%      None
--------------------------------------------------------------------------------
Other expenses                               0.24%     0.24%      0.24%
--------------------------------------------------------------------------------
Total annual fund operating expenses        0.89%     1.09%      0.74%
--------------------------------------------------------------------------------



* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** Management fee rates shown above include a management fee of 0.30% and an administration fee of 0.20% and have not been reduced to reflect waivers currently in effect. The combined actual management fee and administration fee rate for the last fiscal year was 0.30% of each class' average daily net assets, and the fund's total annual operating expenses were 0.70% for Class A and 0.89% for Class L.
+ For Class Y Shares, "Other expenses" have been estimated based on expenses incurred by Class A Shares because prior to November 30, 1998 no Class Y shares were sold.


Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o     Your investment has a 5% return each year
o     You reinvest all distributions and dividends without a sales charge
o     The fund's operating expenses remain the same


--------------------------------------------------------------------------------
                       Number of years you own your shares
--------------------------------------------------------------------------------
                                        1 year    3 years    5 years   10 years
--------------------------------------------------------------------------------
Class A (with or without redemption)     $289       $478       $683     $1,274
--------------------------------------------------------------------------------
Class L (redemption at end of period)    $310       $443       $695     $1,415
--------------------------------------------------------------------------------
Class L (no redemption)                  $210       $443       $695     $1,415
--------------------------------------------------------------------------------
Class Y (with or without redemption)     $ 76       $237       $411     $  918



                                                     Smith Barney Mutual Funds 5

--------------------------------------------------------------------------------
  More on the fund's investments
--------------------------------------------------------------------------------


New York municipal securities New York municipal securities include debt obligations issued by certain non-New York governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on New York municipal securities is exempt from federal income tax and New York state and New York City personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation.

The New York municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

The fund normally invests in intermediate-term municipal securities, which are securities that have remaining maturities at the time of purchase of three to ten years. The fund normally maintains an average portfolio maturity of between three and ten years.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive posi tion, it may be unable to achieve its investment goal.


6 Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
  Management
--------------------------------------------------------------------------------


Manager The fund's investment adviser and administrator (the manager) is SSBC Fund Management Inc., an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane, investment officer of the manager and a managing director of Salomon Smith Barney, has been responsible for the day-to- day management of the fund's portfolio since February 2, 1999. Mr. Deane has 29 years of securities business experience.

Management fees For its services, the manager received a management fee and administrative fee during the fund's last fiscal year equal to 0.18% and 0.12%, respectively, of the fund's average daily net assets.


Distributor The fund has entered into an agreement with CFBDS, Inc. to distribute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A and L shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund.The cost of addressing the year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee the efforts of the fund, which are limited to requesting and receiving reports from its service pro viders, or the efforts of its service providers to correct the problem will be successful.



                                                     Smith Barney Mutual Funds 7

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------

You can choose among three classes of shares: Classes A, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

o If you establish a program of regular investment, you may wish to consider Class A shares; as the investment accumulates, you may qualify for reduced sales charges and the shares are subject to lower ongoing expenses.
o Class L shares are sold with a lower initial sales charge than Class A shares, which may also help to offset the higher annual expenses of this class. Because the fund's future return cannot be predicted, however, there can be no assurance that this would be the case for either class.

You may buy shares from:

o     A Salomon Smith Barney Financial Consultant
o An investment dealer in the selling group or a broker that clears through Salomon Smith Barney -- a dealer representative
o The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                              Initial            Additional
--------------------------------------------------------------------------------
                                    Classes A, L     Class Y    All Classes
--------------------------------------------------------------------------------
General                                $1,000       $15 million    $50
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans      $25            n/a        $25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans    $50            n/a        $50
--------------------------------------------------------------------------------
Uniform Gift to Minor Accounts          $250        $15 million    $50
--------------------------------------------------------------------------------


8 Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------


Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

                      Class A               Class L              Class Y
--------------------------------------------------------------------------------
Key features    o Initial sales       o Initial sales      o No initial or
                  charge                charge is lower      deferred sales
                                        than Class A         charge
                o You may qualify
                  for reduction or    o Deferred sales     o Minimum investment
                  waiver of initial     charge for 1 year    of at least $15
                  sales charge                               million
                                      o Higher annual
                o Lower annual          expenses than      o Lower annual
                  expenses than         Class A              expenses than the
                  Class L                                    other classes
--------------------------------------------------------------------------------
Initial sales   Up to 2.00%; reduced  1.00%                None
charge          or waived for large
                purchases and
                certain investors.
                No charge for
                purchases of
                $500,000 or more
--------------------------------------------------------------------------------
Deferred        1% on purchases of    1% if you redeem     None
sales charge    $500,000 or more if   within 1 year of
                you redeem within 1   purchase
                year of purchase
--------------------------------------------------------------------------------
Annual          0.15% of average      0.35% of average     None
distribution    daily net assets      daily net assets
and service
fees
--------------------------------------------------------------------------------
Exchange        Class A shares of     Class L shares of    Class Y shares of
privilege*      most Smith Barney     most Smith Barney    most Smith Barney
                funds                 funds                funds

--------------------------------------------------------------------------------
* Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.



                                                     Smith Barney Mutual Funds 9

--------------------------------------------------------------------------------
Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You do not pay a sales charge on investments of $500,000 or more, or on the fund's distributions or dividends you reinvest in additional Class A shares.

--------------------------------------------------------------------------------
                                                        Sales Charge as a % of:
                                                        Offering    Net amount
Amount of purchase                                      price (%)   invested (%)
--------------------------------------------------------------------------------
Less than $500,000                                        2.00         2.04
--------------------------------------------------------------------------------
$500,000 or more                                           -0-         -0-
--------------------------------------------------------------------------------

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege -- lets you combine the current value of Class A shares owned

o     by you, or
o     by members of your immediate family,

and for which a sales charge was paid, with the amount of your next pur chase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in de termining their sales charge.


Letter of intent -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.



10 Intermediate Maturity New York Municipals Fund

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:


o     Employees of members of the NASD
o Clients of newly employed Salomon Smith Barney Financial Consultants, if certain conditions are met
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn more about the requirements for reductions or waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the Statement of Additional Information ("SAI").


Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addi tion, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.


Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.



                                                    Smith Barney Mutual Funds 11

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge


If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial com pen sa tion for its expenses in selling shares, including the payment of com pen sa tion to your Salomon Smith Barney Financial Consultant or dealer representative.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:


o     On payments made through certain systematic withdrawal plans
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.


12 Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
       Through a    You should contact your Salomon Smith Barney Financial
   Salomon Smith    Consultant or dealer representative to open a brokerage
Barney Financial    account and make arrangements to buy shares.
   Consultant or
          dealer    If you do not provide the following information, your order
  representative    will be rejected:


                    o Class of shares being bought
                    o Dollar amount or number of shares being bought


                    You should pay for your shares through your brokerage
                    account no later than the third business day after you place your order. Salomon Smith Barney or your dealer
                    representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
     Through the    Certain other investors who are clients of the selling group
 fund's transfer    are eligible to buy shares directly from the fund.
           agent
                    o Write the transfer agent at the following address: Smith
                      Barney Investment Trust
                      Intermediate Maturity New York Municipals Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                    o Enclose a check to pay for the shares. For initial
                      purchases, complete and send an account application.
                    o For more information, call the transfer agent at
                      1-800-451-2010.
--------------------------------------------------------------------------------

       Through a    You may authorize Salomon Smith Barney, your dealer rep
      systematic    resentative or the transfer agent to transfer funds auto
 investment plan    matically from a regular bank account, cash held in a
                    Salomon Smith Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

                    o Amounts transferred should be at least: $25 monthly or $50 quarterly.
                    o If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney, your dealer representative or the transfer agent may charge you a fee.


                    For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the SAI.


                                                    Smith Barney Mutual Funds 13

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------

Smith Barney offers a distinctive family of mutual funds tailored to help meet the varying needs of both large and small investors.

You should contact your Salomon Smith Barney Financial Consultant or dealer representative to exchange in to other Smith Barney mutual funds. Be sure to read the prospectus of the Smith Barney mutual fund you are exchanging into. An exchange is a taxable transaction.


o You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

o Not all Smith Barney funds may be offered in your state of residence. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent.

o     You must meet the minimum investment amount for each fund.

o If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

o The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.


--------------------------------------------------------------------------------
Waiver of additional sales charges


Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase.

--------------------------------------------------------------------------------


14  Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
By telephone


If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.


--------------------------------------------------------------------------------
By mail

If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the opposite page.
--------------------------------------------------------------------------------


                                                   Smith Barney Mutual Funds  15

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

Generally

Contact your Salomon Smith Barney Financial Consultant or dealer representative to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days.

If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
By mail

For accounts held directly at the fund, send written requests to the transfer agent at the following address:

   Smith Barney Investment Trust
   Intermediate Maturity New York Municipals Fund
   (Specify class of shares)
   c/o First Data Investor Services Group, Inc.
   P.O. Box 5128
   Westborough, Massachusetts 01581-5128

Your written request must provide the following:

o     Your account number
o     The class of shares and the dollar amount or number of shares to be redeemed
o     Signatures of each owner exactly as the account is registered
--------------------------------------------------------------------------------


16  Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
By telephone

If you do not have a brokerage account, you may be eligible to redeem shares in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You may be charged a fee for wire transfers. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.
--------------------------------------------------------------------------------
Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

o     Your shares must not be represented by certificates
o     All dividends and distributions must be reinvested

For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.
--------------------------------------------------------------------------------


                                                    Smith Barney Mutual Funds 17

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------


When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered


The transfer agent will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $10,000 of shares
o Are sending signed share certificates or stock powers to the transfer agent
o Instruct the transfer agent to mail the check to an address different from the one on your account
o     Change your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.


18  Intermediate Maturity New York Municipals Fund

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission


o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.


Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


                                                   Smith Barney Mutual Funds  19

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes The following table describes the tax consequences of certain fund transactions.

------------------------------------------------------------------------------------
  Transaction                 Federal tax status              New York tax status
------------------------------------------------------------------------------------
Redemption or               Usually capital gain or loss;   Usually capital gain or
exchange of shares          long-term only if shares        loss
                            owned more than one year
------------------------------------------------------------------------------------
Long-term capital gain      Taxable gain                    Taxable gain
distributions
------------------------------------------------------------------------------------
Short-term capital gain     Ordinary income                 Ordinary income
distributions
------------------------------------------------------------------------------------
Dividends                   Exempt if from interest         Exempt if from interest
                            on tax-exempt securities,       on New York municipal
                            otherwise ordinary income       securities, otherwise
                                                            ordinary income
------------------------------------------------------------------------------------

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a longterm capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, taxable dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


20  Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Ex change is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Ex change (normally 4:00 p.m., Eastern time).

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer representative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.


                                                   Smith Barney Mutual Funds  21

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in a class assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).
The information for the fiscal year ended November 30, 1994 has been Audited by other auditors. No information is present for Class Y shares because no shares were outstanding during these fiscal years.


--------------------------------------------------------------------------------
For a Class A share of beneficial interest
outstanding throughout each year ended November 30:
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $8.57          $8.47          $8.48          $7.80          $8.54
---------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(1)                        0.40           0.41           0.41           0.41           0.40
  Net realized and unrealized gain (loss)         0.19           0.10          (0.01)          0.68          (0.72)
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations               0.59           0.51           0.40           1.09          (0.32)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (0.40)         (0.41)         (0.41)         (0.41)         (0.40)
  Net realized gains                                --             --             --             --          (0.02)
---------------------------------------------------------------------------------------------------------------------
Total distributions                               0.40          (0.41)         (0.41)         (0.41)         (0.42)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $8.76          $8.57          $8.47          $8.48          $7.80
---------------------------------------------------------------------------------------------------------------------
Total return(2)                                      7.01%          6.23%          4.85%         14.31%         (3.97)%
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s                $54,624        $47,759        $49,355        $52,568        $62,090
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(1)                                     0.70%          0.67%          0.66%          0.65%          0.65%
  Net investment income                           4.59           4.83           4.86           5.01           4.77
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             53%            52%            67%            --             68%
---------------------------------------------------------------------------------------------------------------------


(1) The investment adviser has waived all or part of its fees for the five years ended November 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                  Per Share Decrease                           Expense Ratios
               in Net Investment Income                     Without Fee Waivers
           1998   1997   1996   1995   1994          1998   1997   1996   1995   1994
           -----  -----  -----  -----  -----         -----  -----  -----  -----  -----
Class A    $0.02  $0.03  $0.04  $0.03  $0.03         0.89%  0.98%  1.08%  0.97%  0.98%

(2) Total return does not reflect any applicable sales load or deferred sales charge.


22  Intermediate Maturity New York Municipals Fund

--------------------------------------------------------------------------------
For a Class L share of beneficial interest
outstanding throughout each year ended November 30:
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Class L Shares(1)                                   1998          1997          1996          1995(2)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $8.57         $8.47         $8.48         $7.87
-------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income(3)                          0.38          0.39          0.39          0.38
  Net realized and unrealized gain (loss)           0.19          0.10         (0.01)         0.61
-------------------------------------------------------------------------------------------------------
Total income from operations                        0.57          0.49          0.38          0.99
-------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (0.38)        (0.39)        (0.39)        (0.38)
-------------------------------------------------------------------------------------------------------
Total distributions                                (0.38)        (0.39)        (0.39)        (0.38)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $8.76         $8.57         $8.47         $8.48
-------------------------------------------------------------------------------------------------------
Total return                                        6.79%         6.00%         4.64%        13.01%++
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s                   $4,247        $2,283        $1,192          $393
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                                       0.89%         0.89%         0.88%         0.86%+
  Net investment income                             4.38          4.61          4.64          4.74+
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               53%           52%           67%           --
-------------------------------------------------------------------------------------------------------

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the period from December 5, 1994 (inception date) to November 30,
      1995.
(3) The investment adviser has waived all or part of its fees for the three years ended November 30, 1998 and for the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                  Per Share Decrease                      Expense Ratios
               in Net Investment Income                 Without Fee Waivers
              1998   1997   1996   1995              1998   1997   1996   1995
              -----  -----  -----  -----             -----  -----  -----  -----
Class L       $0.01  $0.03  $0.02  $0.03             1.09%  1.20%  1.30%  1.19%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.



                                                   Smith Barney Mutual Funds  23

                    (This page is intentionally left blank.)





24  Intermediate Maturity New York Municipals Fund

                                                   Smith Barney Mutual Funds  25

                                                    SALOMON SMITH BARNEY
                                                    A member of citigroup [LOGO]

Intermediate Maturity New York Municipals Fund
-- an investment portfolio of Smith Barney Investment Trust

Shareholder reports Annual and semi annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one ac count has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com


You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site -- http/www.sec.gov


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-06444)

FD 0247 3/99

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day./(R)/


PROSPECTUS


S&P 500 Index Fund

Class A and D Shares

________________________________________________________________________________

March 30, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or deter-mined whether this prospectus is accurate or com-plete. Any statement to the contrary is a crime.

S&P 500 Index Fund

                   Contents

Fund goal and strategies....................................................   2
Risks, performance and expenses.............................................   3
More on the fund's investments..............................................   5
Management..................................................................   7
Choosing a class of shares to buy...........................................   9
Buying shares...............................................................  10
Exchanging shares...........................................................  11
Redeeming shares............................................................  12
Other things to know
about share transactions....................................................  14
Smith Barney 401(k) and
ExecChoiceTM programs.......................................................  16
Dividends, distributions and taxes..........................................  17
Share price.................................................................  18
Financial highlights........................................................  19

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                    Smith Barney Mutual Funds  1

 Fund goal and strategies

Investment objective
The fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

Key investments
The fund invests at least 80% of its assets in common stocks included in the S&P 500 Index. The fund holds stocks of substantially all of the companies which comprise the S&P 500 Index, including those companies which are headquar-tered outside the U.S. The fund also enters into repurchase agreements, lends portfolio securities and uses certain types of derivative instruments to help implement its objective.

Selection process
The manager manages the fund as a "pure" index fund. This means that the man-ager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the fund's portfolio daily to reflect the companies included in the index and their weightings. The fund does not mirror the index exactly because, unlike the index, the fund must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the fund's expenses.

The S&P 500 Index is one of the mostly widely used benchmarks of U.S. equity performance. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the per-formance of the index. The index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

2  S&P 500 Index Fund

 Risks, performance and expenses

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

 . The S&P 500 Index goes down, or performs poorly relative to other U.S. equity indexes or individual stocks
 . An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the S&P 500 Index
 . The stocks of companies which comprise the S&P 500 Index fall out of favor with investors

Because the fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The fund nor-mally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the S&P 500 Index, the fund may underperform the index even before deducting expenses because the fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks.

Who may want to invest
The fund may be an appropriate investment if you:

 . Are seeking to participate in the long term growth potential of U.S. large capitalization stocks
 . Are seeking an investment which tracks the performance of the S&P 500 Index

 . Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
 . Are willing to accept the risks of the stock market

Performance

Because this fund commenced operations on January 5, 1998, the fund does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

                                                    Smith Barney Mutual Funds  3

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(paid directly from your investment)          Class A Class D
Maximum sales charge on purchases              None    None
Maximum deferred sales charge on redemptions   None    None
                         Annual fund operating expenses
(paid by the fund as a % of fund net assets)  Class A Class D
Management fees*                                0.25%    0.25%
Distribution and service (12b-1) fee            0.20    None
Other expenses                                  0.97     0.93
Total annual fund operating expenses            1.42%    1.18%

*Management fee rates shown above include a management fee of 0.15% and an administration fee of 0.10% and have not been reduced to reflect waivers cur-rently in effect. The combined actual management fee and administration fee rate for the fiscal period ended November 30, 1998 was 0.15% of each class' average daily net assets and the fund's total annual operating expenses were 0.59% for Class A shares and 0.36% for Class D shares.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the fund for the period shown
 . You redeem all shares at the end of the period
 . Your investment has a 5% return each year
 . The fund's operating expenses remain the same

                      Number of years you own your shares

         1 year 3 years 5 years 10 years
Class A    $145 $449    $776   $1,702
Class D    $ 95 $296    $515   $1,143

4  S&P 500 Index Fund

 More on the fund's investments

Derivatives. The fund may, but is not required to, use futures and options on securities and securities indexes, and options on these futures, for any of the following purposes:

 . to simulate full investment in the S&P 500 Index while maintaining sufficient liquidity to satisfy daily redemption requests and operating expenses
 . to facilitate trading in the securities of companies that comprise the index . to reduce transaction costs

 . to seek higher investment returns when a contract is priced more attractively than the stocks comprising the index

The fund may not invest more than 20% of its assets in derivative contracts or more than 5% of its assets in open purchased put options.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indexes. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Money market instruments. The fund may temporarily maintain up to 20% of its assets in money market instruments. The fund invests in money market instru-ments under the following circumstances:

 . pending investment of proceeds of the sale of shares of the fund . pending settlement of purchases of securities by the fund
 . to maintain liquidity to meet anticipated redemptions

Foreign investments. The fund may purchase common stocks and American Deposi-tary Receipts (ADRs) of the foreign companies included in the S&P 500 Index. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar denominated securities which represent an interest in an underlying foreign security.

                                                    Smith Barney Mutual Funds  5

Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less informa-tion available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. Because the value of an ADR is dependent upon the market price of an underlying foreign security, ADRs are subject to most of the risks associated with foreign investing.

6  S&P 500 Index Fund

 Management

The manager and administrator. The fund's investment adviser (the manager) is The Travelers Investment Management Company (TIMCO). The manager selects the fund's investments and oversees its operations. The manager's address is One Tower Square, Hartford, Connecticut 06183-2030. The fund's administrator is SSBC Fund Management Inc. SSBC's address is 388 Greenwich Street, New York, New York 10013. TIMCO and SSBC are affiliates of Salomon Smith Barney Inc. The man-ager, administrator and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset manage-ment, banking and consumer finance, credit and charge cards, insurance, invest-ments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Sandip Bhagat, president and chief investment officer of TIMCO, and John Lau, portfolio manager for TIMCO, have been responsible for the day-to-day manage-ment of the fund's portfolio since its inception. Messrs. Bhagat and Lau have more than 11 and 4 years, respectively, of securities business experience.

Management and administration fees. For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.15%, of the fund's average daily net assets. The administrator waived all of its fees during the Fund's last fiscal year.

Distributor. The fund has entered into an agreement with CFBDS, Inc. to dis-tribute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker dealers sells fund shares to the public.

Distribution plans. The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, Class A shares pay a service fee. The fee for Class A shares is an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue. Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if sub-stantial, could adversely affect companies and governments that issue securi-ties held by the fund. The manager, SSBC and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking

                                                    Smith Barney Mutual Funds  7
similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee the efforts of the fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.


8  S&P 500 Index Fund

 Choosing a class of shares to buy

You may purchase Class A shares which are sold at net asset value with no ini-tial or deferred sales charge. Class A shares are subject to an ongoing service fee.

You may purchase Class D shares only if you are participating in certain investment programs which charge a fee for participation, including the Smith Barney 401(k) Platform program. Class D shares are also offered to tax-exempt employee benefit and retirement plans of Salomon Smith Barney and its affili-ates. For more information about these programs, please contact a Salomon Smith Barney Financial Consultant.

You may buy shares from:

 . A Salomon Smith Barney Financial Consultant
 . An investment dealer in the selling group or a broker that clears through Sal-
  omon Smith Barney--a dealer representative
 . The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums. Minimum initial and additional investment amounts vary depending on the nature of your investment account.

                                       Initial Additional
General                                $1,000     $50
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts         $  250     $50
Qualified Retirement Plans*            $   25     $25
Simple IRAs                            $    1     $ 1
Monthly Systematic Investment Plans    $   25     $25
Quarterly Systematic Investment Plans  $   50     $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

                                                    Smith Barney Mutual Funds  9

 Buying shares

     Through a   You should contact your Salomon Smith Barney Financial Con-
 Salomon Smith   sultant or dealer representative to open a brokerage account
        Barney   and make arrangements to buy shares.
     Financial
 Consultant or   . Class of shares being bought
        dealer   . Dollar amount or number of shares being bought
representative

                 You should pay for your shares through your brokerage account no later than the third business day after you place your
                 order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------
              Qualified retirement plans and certain other investors who
   Through the   are clients of the selling group are eligible to buy shares
        fund's   directly from the fund.
      transfer
    agent    . Write the transfer agent at the following address:
                      Smith Barney Investment Trust
                      S&P 500 Index Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128
                 . Enclose a check to pay for the shares. For initial pur-
                   chases, complete and send an account application
                 . For more information, call the transfer agent at 1-800-451-
                   2010
--------------------------------------------------------------------------------
              You may authorize Salomon Smith Barney, the dealer represen-
     Through a   tative or the transfer agent to transfer funds automatically
    systematic   from a regular bank account, cash held in a Salomon Smith
    investment   Barney brokerage account or Smith Barney money market fund to
     plan    buy shares on a regular basis.

                 . Amounts transferred should be at least: $25 monthly or $50 quarterly
                 . If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney, your dealer represen-tative or the transfer agent may charge you a fee


10  S&P 500 Index Fund

                 For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the Statement of Additional Information ("SAI").

 Exchanging shares

                 You may exchange fund shares only for shares of other classes of another Smith Barney Mutual Fund if you are participating in certain fee based advisory programs or employer-sponsored retirement plans. Please contact your Salomon Smith Barney
Financial Consultant or your
                 dealer representative for more information.

                                           Smith Barney Mutual Funds  11

 Redeeming shares

     Generally
                 Contact your Salomon Smith Barney Financial Consultant or your dealer representa-tive to redeem shares of the fund.

                 If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certifi-cates) before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:
                      Smith Barney Investment Trust
                      S&P 500 Index Fund
                      (Specify class of shares)
                      c/o First Data Investor Services Group, Inc.
                      P.O. Box 5128
                      Westborough, Massachusetts 01581-5128

                 Your written request must provide the following:

                 . The account number
                 . The class of shares and the dollar amount or number of
                   shares to be redeemed

                 . Signatures of each owner exactly as the account is regis-
                   tered
--------------------------------------------------------------------------------

12  S&P 500 Index Fund

  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by tel-ephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You may be charged a fee for wire transfers. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.
--------------------------------------------------------------------------------
     Automatic
          cash
    withdrawal
         plans
                 You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

                 The following conditions apply:

                 . Your shares must not be represented by certificates . All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

                                                   Smith Barney Mutual Funds  13

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed

 . Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for your account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming
  over $10,000 of shares
 . Are sending signed share certificates or stock powers to the transfer agent
 . Instruct the transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different regis-tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan, institutions, but not from a notary pub-lic.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

14  S&P 500 Index Fund

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission

 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Share certificates The fund does not issue share certificates unless a written request is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                   Smith Barney Mutual Funds  15

 Smith Barney 401(k) and ExecChoiceTM programs

You may be eligible to participate in the Smith Barney 401(k) program or the Smith Barney ExecChoiceTM program. The fund offers Class A shares to partici-pating plans as an investment alternative under the programs. You can meet min-imum investment and exchange amounts by combining the plan's investments in any of the Smith Barney funds.

There are no sales charges when you buy or sell shares.

Class A Shares may be purchased by Plans investing at least $1 million.

For more information, call your Salomon Smith Barney Financial Consultant or the transfer agent, or consult the SAI.

16  S&P 500 Index Fundl Funds

 Dividends, distributions, and taxes

Dividends The fund generally makes capital gain distributions and pays divi-dends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in addi-tional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. Alternatively, you can instruct your Salo-mon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or divi-dend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status
Redemption or exchange of shares       Usually capital gain or loss;
                                       long-term only if shares owned
                                       more than one year
Long-term capital gain distributions   Long-term capital gain
Short-term capital gain distributions  Ordinary income
Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain dis-tribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                   Smith Barney Mutual Funds  17

 Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated sepa-rately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain hol-idays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily avail-able, the fund may price those securities at fair value. Fair value is deter-mined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by SSBC. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Please see the SAI for further dis-closure.

18  S&P 500 Index Fund

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout the period ended November 30:

                                               1998(1)
----------------------------------------------------
 Net asset value, beginning of period   $10.00
----------------------------------------------------
 Income from operations:
 Net investment income(/2/)                    0.05
 Net realized and unrealized gain              1.93
----------------------------------------------------
 Total income from operations                  1.98
----------------------------------------------------
 Less distributions from:
 Net investment income                          --
----------------------------------------------------
 Total distributions                            --
----------------------------------------------------
 Net asset value, end of period              $11.98
----------------------------------------------------
 Total return++                               19.80%
----------------------------------------------------
 Net assets, end of period (000)'s          $55,187
----------------------------------------------------
 Ratios to average net assets:+
 Expenses(/2/)(/3/)                            0.59%
 Net investment income                         1.05
----------------------------------------------------
 Portfolio turnover rate                          4%
----------------------------------------------------

(/1/) For the period from January 5, 1998 (commencement of operations) to November 30, 1998.

(/2/) The administrator agreed to waive all of its administrative fees for the period ended November 30, 1998, and agreed to reimburse expenses of $177,520. If these expenses were not reimbursed, the per share effect on net investment income and the expense ratio would have been as follows:

                   Per Share Decreases to                             Expense Ratios
                   Net Investment Income                              Without Reimbursement
                          Class A                                            Class A
-------------------------------------------------------------------------------------------
                           $0.04                                              $1.42%+
-------------------------------------------------------------------------------------------

(/3/) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.60%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

                                                   Smith Barney Mutual Funds  19

 For a Class D share of capital stock outstanding throughout the period ended November 30:

                                              1998(1)
---------------------------------------------------
 Net asset value, beginning of period  $11.00
---------------------------------------------------
 Income from operations:
 Net investment income(/2/)                   0.03
 Net realized and unrealized gain             0.96
---------------------------------------------------
 Total income from operations                 0.99
---------------------------------------------------
 Less distributions from:
 Net investment income                          --
---------------------------------------------------
 Total distributions                            --
---------------------------------------------------
 Net asset value, end of period             $11.99
---------------------------------------------------
 Total return++                               9.00%
---------------------------------------------------
 Net assets, end of period (000)'s          $1,810
---------------------------------------------------
 Ratios to average net assets:
 Expenses(/2/)(/3/)                           0.36
 Net investment income                        1.33
---------------------------------------------------
 Portfolio turnover rate                         4%
---------------------------------------------------

(/1/) For the period from August 4, 1998 (inception date) to November 30, 1998.


(/2/) The administrator agreed to waive all of its administrative fees for the period ended November 30, 1998, and agreed to reimburse expenses of $177,520. If these expenses were not reimbursed, the per share effect on net investment income and the expense ratio would have been as follows:

       Per Share Decreases to          Expense Ratios
       Net Investment Income           Without Reimbursements
              Class D                        Class D
--------------------------------------------------------------------------------
               $0.02                           1.18%+
--------------------------------------------------------------------------------

(/3/) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.60%.

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized


20  S&P 500 Index Fund

                                                             SalomonSmithBarney
                                                   ----------------------------
                                                   A member of citigroup [LOGO]

S&P 500 Index Fund

An investment portfolio of Smith Barney Investment Trust

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's perfor-mance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by ref-erence into (is a legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salo-mon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site--www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distribu-tor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

/TM/Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act

file no. 811-06444)

FD 01362 3/99




March 30, 1999

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT TRUST

Smith Barney Intermediate Maturity California Municipals Fund
Smith Barney Intermediate Maturity New York Municipals Fund

388 Greenwich Street
New York, New York 10013
(800) 451-2010

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectuses of the Smith Barney Intermediate
Maturity California Municipals Fund (the "California Fund") and the Smith
Barney Intermediate Maturity New York Municipals Fund (the "New York
Fund") dated March 30, 1999, as amended or supplemented from time to time, and is incorporated by reference in it entirety into the Prospectuses. Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders which are incorporated herein by reference.  The prospectuses and copies of the reports may be obtained free of charge by contacting a Salomon Smith
Barney Financial Consultant, or by writing or calling Salomon Smith Barney at the address or telephone number above.  The funds are separate investment series of Smith Barney Investment Trust (the "trust").
TABLE OF CONTENTS
Investment Objective and Management Policies	2
Investment Technique.............................................9
Risk Factors and Special Considerations Relating to California
  and New York Municipal Securities.....................	.12
Purchase of Shares 	.............................................28
Determination of Net Asset Value	................................34
Investment Management and Other Services	38
Investment Restrictions..........................................   53
Trustees and Executive Officers of the Fund	49
Investment  Management and Other Services......................55
Portfolio Transactions...	..............................................60
Portfolio Turnover..................	..................................61
Redemption of Shares	63
Valuation of Shares	65
Exchange Privilege	65
Additional Information	66
Dividends, Distributions and Taxes	72
Performance Data	77
Financial Statements 	...................................................78
Appendix A............................................................A

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES FOR THE FUNDS

The prospectuses discuss the investment objective of each fund and the principal policies employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the funds may invest, the investment policies and strategies that the funds may utilize and certain risks attendant to those investments, policies and strategies. SSBC Fund Management Inc. ("SSBC" or the "manager") serves as investment adviser to each fund.

California and New York Fund

Under normal market conditions, each of the California Fund and the New York Fund attempts to invest 100% of its assets in a portfolio of investment grade debt obligations issued by or on behalf of the State of California and the State of New York, respectively, and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). For purposes of this SAI, debt obligations issued by the State of California and the State of New York, respectively, and its political subdivisions, agencies and public authorities (together with certain other governmental issuers such as the Commonwealth of Puerto Rico), the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and exempt from California and New York State personal income tax, respectively, are defined as "California Exempt Obligations." and "New York Exempt
Obligations"   Collectively, California Exempt Obligations and New York
Exempt Obligation (defined below) are referred to generally in this SAI as "Exempt Obligations." The California fund will operate subject to a fundamental investment policy providing that, under normal market conditions, the California Fund will invest at least 80% of its net assets in California Exempt Obligations rated investment grade. Up to 20% of the fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The fund will not invest in California Exempt Obligations that are rated lower than investment grade at the time of purchase. The New York Fund will operate subject to a fundamental investment policy providing that, under normal market conditions, the fund will invest at least 80% of its net assets in New York Exempt Obligations. Up to 20% of the fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The fund will not invest in New York Exempt Obligations that are rated lower than Baa by Moody's, BBB by S&P or BBB by Fitch, at the time of purchase.

Securities Rating Criteria. Exempt Obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), BBB, SP-2 or A-1 by Standard & Poor's Ratings Group ("S&P") or BBB or F-1 by Fitch IBCA, Inc. ("Fitch") are considered investment grade securities. Although Exempt Obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be viewed as being subject to greater risks than other investment grade securities. Although Exempt Obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be viewed as being subject to greater risks than other investment grade securities. Exempt Obligations rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Exempt Obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Exempt Obligations rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Exempt Obligations that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality.
The manager's judgment as to credit quality of an Exempt Obligation, thus, may differ from that suggested by the ratings published by a rating service. See Appendix for a description of such organization's ratings. The policies of the funds as to ratings of portfolio investments will apply only at the time of the purchase of a security, and neither fund will be required to dispose of a security in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of the security's issuer. In addition, to the extent that ratings change as a result of changes in rating organizations or their rating systems or as a result of a corporate restructuring of Moody's, S&P or Fitch, the manager will attempt to use comparable ratings as standards for each fund's investments.

Maturity of Obligations Held By The Funds. The manager believes that each fund may offer an attractive investment opportunity for investors seeking a higher effective tax yield than a tax-exempt money market fund or a tax-exempt short-term bond fund and less fluctuation in net asset value than a longer term tax-exempt bond fund. Each fund normally invests in intermediate maturity securities; the weighted average maturity of each fund's portfolio will normally be not less than three nor more than 10 years. The maximum remaining maturity of the securities in which the California Fund and New York Fund normally invest will be no greater than 10 years and 20 years, respectively.

Exempt Obligations. Exempt Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Exempt Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of Exempt Obligations, both within a particular classification and between classifications.

The yields on, and values of, Exempt Obligations depend on a variety of factors, including general economic and monetary conditions, conditions in the Exempt Obligation markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Exempt Obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.
Issuers of Exempt Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

Private Activity Bonds. Each fund may invest without limit in Exempt Obligations that are "private activity bonds," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. Dividends derived from interest income on Exempt Obligations are a "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. See "Taxes." Private activity bonds held by a fund will be included in the term Exempt Obligations for purposes of determining compliance with the fund's policy of investing at least 80% of its total assets in Exempt Obligations.

Related Instruments. The fund may invest without limit in Exempt Obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

U.S. Government Securities. Each fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.
Municipal Obligations. Each fund invests principally in Municipal Obligations. Municipal Obligations are debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal Leases. Each fund may invest without limit in "municipal leases." Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance.
Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. Each fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of a fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which my include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor;
(d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases that a fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Each fund may acquire unrated issues that the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the trust's board of trustees.

Municipal leases held by a fund will be considered illiquid securities unless the trust's board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Zero Coupon Securities. Each fund may invest up to 10% of its assets in zero coupon Exempt Obligations. Zero coupon Exempt Obligations are generally divided into two categories: pure zero obligations, which are those that pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon Exempt Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Exempt Obligation's life or payment deferral period.

Custodial Receipts. Each fund may acquire custodial receipts or certificates under-written by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Exempt Obligations. The underwriter of these certificates or receipts typically purchases Exempt Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Exempt Obligations described above. Although under the terms of a custodial receipt a fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Exempt Obligation Components. Each fund may invest in Exempt Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Exempt Obligation and the auction rate paid on the Auction Component. Each fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Exempt Obligation having similar credit quality, redemption provisions and maturity.

Floating and Variable Rate Instruments. Each fund may purchase floating and variable rate demand notes and bonds, which are Exempt Obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by a fund are not secured by letters of credit or other credit support arrangements, the fund's rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

Participation Interests. Each fund may purchase from financial institutions tax-exempt participation interests in Exempt Obligations. A participation interest gives the fund an undivided interest in the Exempt Obligation in the proportion that the fund's participation interest bears to the total amount of the Exempt Obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the trust's board of trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by obligations of the United States government or its agencies and instrumentalities ("U.S. government securities"). The fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's interest in the Exempt Obligation, plus accrued interest. Each fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the Exempt Obligation or to maintain or improve the quality of its investment portfolio.

Taxable Investments. Under normal conditions, each fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments (collectively, "Taxable Investments"). In addition, the manager believes that if market conditions warrant, a fund may take a temporary defensive posture and invest without limitation in short-term Exempt Obligations and Taxable Investments. To the extent, a fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

Money market instruments in which the fund may invest include: U.S. government securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody's, SP-1 by S&P of F-1 by Fitch or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations (including certificates of deposit, time deposits and bankers acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than P-1 by Moody's, A-1 by S&P of F-1 by Fitch or the equivalent from another major rating service or, if unrated of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the funds' investments in bank obligations, including time deposits, exceed 25% of the value of each fund's assets.

U.S. government securities in which the funds may invest include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgager Association certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

Investment Techniques

The fund may employ, among others, the investment techniques described below, which may give rise to taxable income:

Financial Futures and Options Transactions. To hedge against a decline in the value of Municipal Bonds it owns or an increase in the price of Municipal Bonds it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on an index of Municipal Bonds or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the Municipal Bonds owned or to be purchased by a fund.

In entering into a financial futures contract, a fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at the any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

Regulations of the Commodity Futures Trading Commission applicable to each fund require that a fund's transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if a fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account on the fund's books consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. Each fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company that are described below under "Taxes."

Although each fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, each fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect a fund's net investment results if market movements are not as anticipated when the hedge is established.

If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase securities on a "when-issued" basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
When a fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account on the fund's books in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Stand-by Commitments. Each fund may acquire "stand-by commitments" with respect to Exempt Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at the fund's option specified securities at a specified price and, in this way, stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. Each fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. Each fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying Exempt Obligations and similarly decreasing the security's yield to the funds.

Illiquid Securities. Each fund may invest up to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of each fund's assets may be invested in securities of entities that have been in continuous operation for fewer than three years.

Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA AND NEW YORK MUNICIPAL SECURITIES

Investment in the funds involves risk factors and special considerations, such as those described below:

Exempt Obligations. Even though Exempt Obligations are interest-bearing investments that promise a stable stream of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Exempt Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Exempt Obligations with shorter remaining maturities such as each fund intends to hold. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest in them from Federal income taxes (and, with respect to Exempt Obligations, to the exemption of interest on them from California or New York, as applicable, state personal income taxes) as rendered by bond counsel to the respective issuers at the time of issuance. Neither the funds nor the manager will review the proceedings relating to the issuance of Exempt Obligations or the basis for opinions of counsel.

Potential Legislation. In past years, the United States government has enacted various laws that have restricted or diminished the income tax exemption on various types of Municipal Obligations and may enact other similar laws in the future. If any such laws are enacted that would reduce the availability of Exempt Obligations for investment by the funds so as to affect a fund's shareholders adversely, the trust will reevaluate each fund's investment objective and policies and might submit possible changes in a fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Exempt Obligation as taxable for Federal income tax purposes, the fund would treat the security as a permissible Taxable Investment within the applicable limits set forth in this prospectus.

Unrated Securities. Each fund may invest in unrated securities that the manager determines to be of comparable quality to the rated securities in which the fund may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of such securities may not exist. As a result, a fund's ability to sell these securities when the manager deems it appropriate may be diminished.

Municipal Leases. Municipal leases in which the fund may invest have special risks not normally associated with Municipal Obligations. These obligations frequently contain non-appropriation clauses that provide that the governmental issuer of the obligation need not make future payments under the lease or contract unless money is appropriated for that purpose by a legislative body annually or on another periodic basis. Municipal leases have additional risks because they represent a type of financing that has not yet developed the depth of marketability generally associated with other Municipal Obligations. Moreover, although a municipal lease will be secured by financed equipment or facilities, the disposition of the equipment or facilities in the event of foreclosure might prove difficult. In addition, in certain instances the tax-exempt status of the municipal lease will not be subject to the legal opinion of a nationally recognized bond counsel, although in all cases a fund will require that a municipal lease purchased by the fund be covered by a legal opinion to the effect that, as of each effective date of the municipal lease, the lease is valid and binding of the government issuer.

Municipal leases are also subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such non-payments would result in a reduction of income to a fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a decrease in the net asset value of the fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the lease payments, each fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the fund's operating expenses and adversely affect the net asset value of the fund. Any income derived from the fund's ownership or operation of such assets may not be tax-exempt.
In addition, each fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets, because as a regulated investment company the fund is subject to certain limitations on its investments and on the nature of its income.

Non-Publicly Traded Securities. As suggested above, each fund may, from time to time, invest a portion of its assets in non-publicly traded Exempt Obligations. Non-publicly traded securities may be less liquid than publicly traded securities. Although non-publicly traded securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund.

When-Issued and Delayed-Delivery Transactions. Securities purchased on a when-issued or delayed-delivery basis may expose a fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Non-Diversified Classification. Each fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act") which means that the fund is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for Federal income tax and California or New York State franchise tax, as applicable, to the extent that its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

As a result of the funds' non-classified status, an investment in either fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. Each fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

Portfolio Transactions And Turnover. Each fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the funds for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.

Special Considerations Relating to Exempt Obligations

The payment of principal and interest on most securities purchased by either fund will depend on the ability of the issuers to meet their obligations. A fund's portfolio will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by a fund. The market value of the obligations in the fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. During 1996, the ratings of California general obligations bond was upgraded. S&P Ratings Group upgraded its rating to A+; the same rating has been assigned to such debt by Fitch. Moody's has assigned such debt an A1 rating. Certain substantial issuers of New York Exempt Obligations (including issuers whose obligations may be acquired by the New York Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. In recent years, several different issuers of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On July 10, 1995, S&P downgraded its rating of New York City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and City's continued high debt levels also contributed to its decision to lower the ratings. On the other hand, strong demand for New York Exempt Obligations has more recently had the effect of permitting New York Exempt Obligations to be issued with yield relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. Moody's rating of City bonds were revised in November 1981 from B (in effect since 1977) to Bal, in November 1983 to Baa, in December 1985 to Baal, in 1988 to A and again in February 1991 to Baal. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. Since July 8, 1997, Fitch has rated City bonds A.

Investors should be aware that certain California or New York constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting Exempt Obligations. For instance, certain provisions of the California or New York Constitution and statutes that limit the taxing and spending authority of California, or New York, governmental entities may impair the ability of the issuers of some Exempt Obligations to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California, or New York, or their political sub-divisions may be approved or enacted in the future.

In seeking to achieve its objective, each fund may invest without limit in Municipal Obligations which are private activity bonds. Moreover, although each fund does not currently intend to do so on a regular basis, each fund may invest more than 20% of its assets in Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the manager. To the extent a fund's assets are concentrated in Municipal Obligations payable from revenues from economically related projects or facilities, if a fund's assets are concentrated in Municipal Obligations payable from revenues on economically related projects and facilities, the fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the fund's assets were not so concentrated.

Special Considerations Relating To California Exempt Obligations

Some of the significant financial considerations relating to the California Fund's investments in California Exempt Obligations are summarized below. This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of this SAI and does not purport to be a complete description of any of the considerations mentioned herein. It is also based on the disclosure statement filed in the County of Orange bankruptcy case. The accuracy and completeness of the information contained in such official statements and disclosure statement has not been independently verified.

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which a fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

Municipal Market Volatility Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Risk Factors

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The trust has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the funds are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the funds will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the funds. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the funds or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK FUND

The following is based on information obtained from an Official Statement of the State of New York, dated December 15, 1998, relating to $85,000,000 Environmental Quality 1986 Variable Interest Rate General Obligation Bonds, Series 1998G, an Official Statement of the City of New York, dated December 15, 1998, relating to $117,035,000 Tax-Exempt and $21,835,000
Taxable General Obligation Bonds, Fiscal 1999 Series E, and the Annual Information Statement of the State of New York dated June 26, 1998.

New York Local Government Assistance Corporation

In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. Issuance of the entire $4.7 billion bond authorization as of March 31, 1996 eliminated the need for the State's annual spring borrowing.

The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16-1/2 million jobs have been added nationally. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

The State Division of Budget ("DOB") forecasts that national economic growth during both 1998 and 1999 will be slower than it was during 1997. The financial and economic turmoil which started in Asia and has spread to other parts of the world is expected to continue to negatively affect U.S. trade balances throughout most of 1999. In addition, growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 1999 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income.

The forecast of the State's economy shows continued expansion during the 1998 calendar year, with continued growth projected in 1998 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997.
The growth of personal income is projected to rise from 4.7 percent in 1997 to 5.0 percent in 1998, but then drop to 3.4 percent in 1999, in part because growth in bonus payments is expected to moderate significantly. Overall employment is expected to grow 2.0 percent in 1998, the strongest growth in a decade, but is expected to drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, less robust profitability in the financial sector and continued restructuring in the manufacturing, health care, and banking sectors.

1998-99 Fiscal Year

Total receipts for the 1998-99 fiscal year are projected to reach $37.84 billion on a cash-basis. Personal income tax receipts for 1998-99 are projected to reach $21.44 billion, nearly $3.7 billion above the amount reported for 1997-98. This estimate reflects an anticipated slowing in the growth of financial sector bonuses and the resultant impact on withholding. Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, approximately $257 million below the amount recorded for the 1997-98 fiscal year. Receipts from user taxes and fees are expected to total $7.21 billion, an increase of approximately $170 million above the amount reported for 1997-98. Collections from other taxes are projected at $1.07 billion. Miscellaneous receipts are projected to reach $1.47 billion. Transfers to the General Fund from other funds are expected to be over $1.86 billion, including $1.54 billion of sales tax receipts net of the debt service requirements of the LGAC.

Projected General Fund disbursements on a cash-basis are expected to total $36.78 billion. The State projects disbursements of $25.14 billion in grants to local governments for the year, an increase of $1.88 billion over 1997-98. A $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million). School aid is also the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare ($1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million). State operations, which account for the costs of running State agencies, are estimated at $6.7 billion for the current fiscal year, $511 million higher than during 1997-98. This year-to-year growth reflects the continuing phase-in of wage increases under existing collective bargaining agreements, the impact of binding arbitration settlements and the costs of funding an additional payroll cycle in 1998-99. General state charges, which account primarily for fringe benefits of State employees, are projected to total $2.22 billion in 1998-99, a modest decrease from 1997-
98. Short- and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund. Capital projects and all other transfers are estimated at $592 million, a decrease of $61 million from 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

The financial plan projects a closing balance, on a cash basis, in the General Fund of $1.7 billion. The balance consists of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99), and $158 million in the Community Projects Fund.

Total spending from all governmental funds is projected at $71.54 billion. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the special revenue funds, $4.14 billion for the capital projects funds, and $3.36 billion for the debt service funds. State funds spending is estimated to total $48.58 billion.


1997-98 Fiscal Year

The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus.
The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

1996-97 Fiscal Year

The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation during the fiscal year. The remaining $75 million reflects amounts then on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.
General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

State Financial Practices: GAAP Basis

Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan on an accrual basis in conformance with generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

1998-99 Fiscal Year

On March 31, 1998, the State recorded its first ever accumulated positive balance in its General Fund on a GAAP basis. This "accumulated surplus" was $567 million. The improvement in the State's General Fund position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-
99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive General Fund balance through the end of the current fiscal year.

The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

1997-98 Fiscal Year

The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus resulted in part from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. These gains were partially offset by increases in payables to local governments of $270 million and tax refunds payable of $147 million.

Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million, or 5.0 percent, spurred by increased consumer spending. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in education and social services. Education expenditures grew $391 million (3.6 percent), mainly due mainly to an increase in State support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) to fund growth in these programs. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

1996-97 Fiscal Year

The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

The State reported a General Funds operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of an increase in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

Expenditures increase $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refunds.

An operating surplus of $98 million was reported to the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund balance decreased to a deficit of $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

Economic Overview

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output.
Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing section.

In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1998-99 fiscal year.

In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system to a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997, the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

OSDC and Control Board Reports

The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. Some of these reports have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases to provide necessary services.

On July 20, 1998, the staff of the Control Board issued a report reviewing the June 1998 Financial Plan. The report noted that the City is likely to end the 1999 fiscal year in balance. However, the report identified risks of $510 million, $291 million and $637 million for fiscal years 2000 through 2002, respectively, which, when combined with the City's projected gaps, result in estimated gaps of $2.8 billion, $3.4 billion and $3.3 billion for fiscal years 2000 through 2002, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. With respect to the 1999 fiscal year, the report noted the possibility that non-property tax receipts could be $400 million greater than forecast in the June 1998 Financial Plan, but that gap-closing actions assumed in the June Financial Plan totaling $402 million have not yet been specified by the City. Finally, the report noted that because of the sensitivity of the City's tax base to the health of the financial services sector, the City needs to be cautious about the outlook of the securities industry.

Financing Requirements

The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1998-99 fiscal year to finance the its projected cash flow needs for that year. The City issued $1.075 billion of short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the States budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

The City makes substantial capital expenditures to reconstruct and rehabilitate its infrastructure and physical assets, including mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City-funded commitments, which were $344 million in 1979, are projected to reach $4.8 billion in 1999, and City-funded expenditures, which more than tripled between fiscal years 1980 and 1985, are forecast at $3.3 billion in the 1999 fiscal year; total expenditures are forecast at $3.8 billion in 1999.

In connection with the June 1998 Financial Plan, the City has outlined a gap-closing program for the fiscal years 2000, 2001 and 2002 to eliminate the respective $2.2 billion, $2.9 billion and $2.4 billion projected remaining budget deficits for such fiscal years. The City has not specified this program in detail.

The City's projected budget gaps for the 2001 and 2002 fiscal years do not reflect the savings expected to result from the prior years programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting the budget gaps for the 2001 and 2002 fiscal years.

Although the City has maintained balanced budgets in each of its last eighteen fiscal years and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budge in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.97 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

The appropriation and allocation of general purpose local government aid among localities, including the City, is currently the subject of investigation by a State commission. While the distribution on general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

Certain Municipal Indebtedness

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than the City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claim where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter.

Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1998-99 State Financial Plan. The State believes that the proposed 1998-99 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 1998-99 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1998-99 State Financial Plan.

Medicaid

In several cases, plaintiffs seek reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred. In a judgment dated September 5, 1996, the Supreme Court, Albany County, dismissed Matter of New York State Radiological Society v. Wing as time-barred. By order dated November 26, 1997, the Appellate Division, Third Department, affirmed that judgment. By decision dated June 9, 1998, the Court of Appeals denied leave to appeal. The time in which to seek further review has expired in the latter case.

Several cases, including Port Jefferson Health Care Facility et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law Section 2807-d, which imposes a tax on the gross receipts that hospitals and residential health care facilities receive from patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law Section 2807-d(2)(b)(ii) and Section 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The state appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review.

Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Year 2000

The State is currently addressing Year 2000 data processing compliance issues. In 1996, the State created the Office of Technology ("OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. The State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. The State's budget provides funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as part of the project.

OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be made Year 2000 compliant in a timely manner and that there will not be an adverse effect upon State operations or State finances as a result.

CALIFORNIA FUND

The following is based on information obtained from an Official Statement dated December 9, 1998 relating to $600,000,000 State of California General Obligation Bonds and the Governor's Budget Summary 1999-2000.

Limits on Spending and Taxes

Under California (the "State") constitutional amendments, the State is subject to an annual appropriations limit. The limit may be exceeded in cases of emergency. The State's yearly appropriations limit is based on the limit for the prior year adjusted annually for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute, which changed State funding of public education below the university level and the operation of the State appropriations limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98, K-14 schools are guaranteed the greater of a fixed percentage of General Fund revenues and the prior year's appropriation adjusted for growth.

During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement in this case provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The 1998-99 Budget Act appropriated $250 million as repayment of prior years' loans to schools, as part of the settlement in this case.

Short-Term Borrowing of California

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash
needs, including repayment of maturing Notes and Warrants.   The State
issued $1.7 billion of revenue anticipation notes for the 1998-99 Fiscal Year, which notes are to mature on June 30, 1999.

The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of March 1, 1997 the Finance Committees had authorized the issuance of approximately $3.356 billion of commercial paper notes, but as of that date only $367.78 million aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

1998-99 Fiscal Year Budget

When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount.

The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion.

After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the State's budget reserve (the Special Fund for Economic Uncertainties or SFEU) at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill that provides for a phased-in reduction of the Vehicle License Fee (VLF).
Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25% at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).

Other significant elements of the 1998-99 Budget Act are as follows:

         1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of California Teachers' Association v. Gould.

         2. Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

         3. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

         4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

         5. The Budget also included new funding for resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

         6. The State received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact that the Governor signed include $235 million for certain water system improvements in southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance ($40 million of which was included in the 1998-99 Budget Act and an additional $120 million reflected in Proposition 1A), and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for educational programs that were part of his $250 million veto "set aside," and $32 million for local governments fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected in the Budget Act. In November 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

1995-96 through 1997-98 Fiscal Years

The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

The economy grew strongly during these fiscal years and, as a result, the General Fund received substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98)
than initially forecast when the related budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

The following were major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues that exceeded initial budgeted amounts. Part of the nearly $1.75 billion of increased spending was allocated to prior fiscal years.

         2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis that existed prior to the deferral actions that were invalidated by the courts.

         3. Funding from the General Fund for the University of California and the California State University system was increased by about 6 percent ($121 million and $107 million respectively), and there was no increase in student fees.

         4. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal Fiscal Year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         5. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

Fiscal Years Prior to 1995-96

Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund programs--K-14 education, health, welfare and corrections--at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year), most of which were for a short duration.

Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire the deficit in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

Economic Overview

California's economy is the largest among the 50 states and one of the largest in the world. Recent economic expansion has been marked by strong growth in high technology business services (including computer software), construction, computers and electronic components.

As 1998 unfolded, the impact of Asia's recession on California began to emerge. Aerospace and electronics manufacturing employment peaked in March, and by November had lost almost 15,000 jobs, or nearly 3 percent of the industries' workforce. Total nonfarm employment started 1998 with annual growth above 3.5 percent, but more recently the year-to-year pace has slowed to approximately 2.7 percent.

Overall, however, California's economy continued to expand in 1998. Non-farm employment growth averaged 3.2 percent and personal income was up more than 6 percent. The jobless rate was below 6 percent most of the year. Non-residential construction activity remained quite strong, with building permit value up almost 18 percent. Homebuilding continued on a moderate recovery path, with permits for new houses reaching 126,000 units, a 13.5 percent increase over 1997.

Litigation

The State is currently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are significant lawsuits involving the State as of December 9, 1998:

On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

On July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

In Hayes v. Commission on State Mandates, certain local school districts sought reimbursements for special education programs for handicapped children. The State Board of Control, which was succeeded by the Commission on State Mandates (COSM), decided in favor of the local school districts. The decision was appealed by the Director of Finance in the trial court and was remanded to the COSM for redetermination. The COSM expanded the claim to include supplemental claims filed by seven additional educational institutions. The potential liability to the State has been estimated at more than $1 billion. A final consolidated decision was expected to be issued in late 1998.

In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. Present estimates of the cleanup range from $300 million to $800 million.

The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The State's potential liability to all plaintiffs in this lawsuit ranges from $800 million to $1.5 billion.

Year 2000

The State's reliance on information technology in every aspect of its operations has made Year 2000 related information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000.

In the July Quarterly Report, the DOIT estimates total Year 2000 costs identified by the departments under its supervision at about $239 million, of which more than $100 million was projected to be expended in fiscal years 1998-99 and 1999-2000. The October Quarterly Report indicated the total costs were then estimated to be at least $290 million, and the estimate would likely increase in the future. These costs are part of much larger overall IT costs incurred annually by State departments and do not include costs for remediation for embedded technology, desktop systems and additional costs resulting from discoveries in the testing process. For fiscal year 1998-99, the Legislature created a $20 million fund for unanticipated Year 2000 costs, which can be increased if necessary.

Although the DOIT reports that State departments are making substantial progress overall toward the goal of Year 2000 compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State Treasurer's Office and the State Controller's Office report that they are both on schedule to complete their Year 2000 remediation projects by December 31, 1998, allowing full testing during 1999.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. SSBC has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact that would render such information materially inaccurate.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1997, trade with the United States accounted for approximately 88% of Puerto Rico's exports and approximately 62% of its imports. In this regard, in fiscal 1997 Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.

Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal per capita income was $8,509 ($7,957 in 1992 prices). Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).

Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, and the relatively low cost of borrowing funds during the period.

Average employment increased from 999,000 in fiscal 1993 to 1,128,300 in fiscal 1997. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 16.8% in fiscal 1993 to 13.1% in fiscal 1997.

Manufacturing is the largest sector in the economy accounting for $19.8 billion or 41.2% of gross domestic product in fiscal 1997. The manufacturing sector employed 153,273 workers as of March 1997. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. The service sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people.

In fiscal 1997, the service sector generated $18.4 billion in gross domestic product or 38.2% of the total. Employment in this sector grew from 467,000 in fiscal 1993 to 551,000 in fiscal 1997, a cumulative increase of 17.8%. This increase was greater than the 12.9% cumulative growth in employment over the same period providing 48% of total employment. The Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1997, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product and provided 10.9% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1997, investment in construction rose to $4.7 billion, an increase of 14.7% as compared to $4.1 billion for fiscal 1996. Tourism also contributes significantly to the island economy, accounting for $2.0 billion of gross domestic product in fiscal 1997.

The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,877 at the end of fiscal 1997 and to a projected 11,972 by the end of fiscal 1998.

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain Governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Government executed a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company;
(iii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iv) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed; (v) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (vi) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vii) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (viii) the Government sold two hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (ix) the Government has announced its intention to sell the Puerto Rico Telephone Company and is currently involved in the sale process.

One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 61 municipalities out of a total of 78 on the island. It is expected that 11 municipalities will be added by the end of fiscal 1998 and 5 more by the end of fiscal 1999. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of December 31, 1997, over 1.1 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 1998 of approximately $672 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government sold six health facilities to private companies and is currently in negotiations with other private companies for the sale of thirteen health facilities to such companies.

One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code 1986, as amended (the "Code").

Since 1948, Puerto Rico has promulgated various industrial incentives laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law").

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business will be allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to
Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that established operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto
Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A credit and the remaining Section 936 credit are discussed below.

Section 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995,
(iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and
(iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties;
(B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

Proposal to Extend the Phaseout of Section 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to (i) extend the availability of the Section 30A credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. Although this proposal, was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A credit will be so modified.

Outlook. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.

TRUSTEES OF THE TRUST AND EXECUTIVE OFFICERS OF THE FUND

Overall responsibility for management and supervision of the fund rests with the trust's board of trustees. The trustees approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment adviser and administrator, SSBC Fund Management Inc. ("SSBC" or the "manager").

The trustees of the trust and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below. The executive officers of the fund are employees of organizations that provide services to the fund. Each trustee who is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. The address of the "non-interested" trustees and executive officers of the fund is 388 Greenwich Street, New York, New York 10013.

Herbert Barg (Age 75). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Alfred J. Bianchetti (Age 76). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 77). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 61). Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett (Age 68). Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe (Age 72). Chairman of the Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 67). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann (Age 68). Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. His address is 200 Oak Park Place,
Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon Chairman of the Board and Investment Officer (Age 65). Managing Director of Salomon Smith Barney, Inc., President of SSBC and Travelers Investment Adviser, Inc. ("TIA"); Chairman or Co-Chariman of the Board of 59 investment companies associated with Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr. (Age 65). President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is Meadowbrook Village, Building 4, Apt 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 41) Senior Vice President and Treasurer; Managing Director of Salomon Smith Barney, Chief Financial Officer of the Smith Barney Mutual funds; Director and Senior Vice President of SSBC and TIA.

Joseph P. Deane (Age 49) Vice President and Investment Officer; Investment Officer of SSBC; Managing Director of Salomon Smith Barney.

David T. Fare (Age 36) Vice President and Investment Officer; Investment Officer of SSBC;
Vice President of Salomon Smith Barney.

Paul Brook (Age 45) Controller; Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997, Partner with Ernst & Young LLP

Christina T. Sydor (Age 48) Secretary; Managing Director of Salomon Smith Barney. General Counsel and Secretary of SSBC and TIA.

As of March 19, 1999, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds. No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $10,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $5,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year it was $13,594.

The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of a fund of the Company as of March 19, 1999.

INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND CLASS Y
PERCENTAGE OF SHARES

Anthony S. Wong & Mandy Tang Wong
TTEES FBO the Amp Wong
Family Trust U/A/D 12/8/89
1071 Piedmont Drive
Sacramento, CA 95822
Owned 35,650.172 (100%) shares

INTERMEDIATE MATURITY NEW YORK MUNICIPAL FUND CLASS L
PERCENTAGE OF SHARES

Muriel S. Kessler
60 East 42nd St.
Suite 1136
New York, New York 10165
Owned 34,145.712 (5.41%) shares

Lynn Kestel
1185 Park Avenue
Apt. 4F
New York, New York 10128
Owned 32,511.741 (5.15%) shares


For the fiscal year ended November 30, 1998, the trustees of the trust were paid the following compensation:






Name of Person




Aggregate
Compensat
ion
From
Trust

Total
Pension or
Retirement
Benefits
Accrued
as part of
Trust
Expenses


Compensatio
n
from Trust
and Fund
Complex
Paid to
Trustees


Number of
Funds for
Which
Trustees
Serves
Within
Fund
Complex

Herbert Barg**
$11,600
$0
$105,425
18
Alfred
Bianchetti**
  11,600
  0
    51,200
13
Martin Brody**
  11,000
  0
 132,500
21
Dwight B.
Crane**
  11,600
  0
 139,975
24
Burt N.
Dorsett**
  11,600
  0
   51,200
13
Elliot S.
Jaffe**
  11,600
  0
  47,550
13
Stephen E.
Kaufman**
  11,600
  0
  96,400
15
Joseph J.
McCann**
  11,600
  0
  51,200
13
Heath B.
McLendon *
-
-
-
59
Cornelius C.
Rose, Jr.**
  11,600
  0
  51,200
13

*	Designates an "interested" trustee.
**	Designates member of Audit Committee.

Upon attainment of age 80, fund trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years. Trustees Emeritus may attend meetings but have no voting rights.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 6 below have been adopted by the trust as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or
(b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

Under the investment restrictions adopted by the trust with respect to the funds: No fund will

1.	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry.
For purposes of this limitation, securities of the U.S. government
(including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities
(not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3.	Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940
Act and the rules, regulations and orders thereunder.

4.	Make loans.  This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box").
For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8.	No fund will invest in oil, gas or other mineral leases or exploration or development programs.

9.	No fund may write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

10.	No fund will purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

11. No fund may make investments for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator - SSBC

SSBC (formerly known as Mutual Management Corp.) serves as investment adviser to each fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the trust which was approved by the board of trustees, including a majority of trustees who are not "interested persons" of the trust or the manager. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the trust's board of trustees, the manager manages each fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places order to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the Trust. The manager bears all expenses in connection with the performance of its services.

As compensation for investment advisory services, each fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.30% of the fund's average daily net assets.

The funds paid the manager investment advisory fees, and the investment manager waived fees and reimbursed expenses as follows:



For the fiscal year ended






November 30, 1996

November 30, 1997

November 30, 1998



Fund


Fees
Paid
Fees
Waived and
Expenses
Reimbursed


Fees
Paid
Fees
Waived
and
Expenses
Reimburse
d
Fees
Paid
Fees Waived
and
Expenses
Reimbursed
California
Fund
$
0
$
128,361
$
20,278
$
63,087
$47,7
59
$   46,438
New York
Fund
32,306
122,796
59,523
90,299
98,26
4
     63,179

SSBC also serves as administrator to the New York and California Funds pursuant to a written agreement (the "Administration Agreement"), which was approved by the trustees of the trust, including a majority of trustees who are not "interested persons" of the trust or the administrator. The administrator pays the salary of any officer and employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.

As administrator SSBC: (a) assists in supervising all aspects of the Fund's operations except those performed by the fund's investment manager under its investment advisory agreement; b) supplies the fund with office facilities (which may be in SSBC's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to each fund, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.20% of each fund's average daily net assets.

The funds paid the administrator administration fees and the administrator waived fees and reimbursed expenses as follows:

For the fiscal year ended






November 30, 1996

November 30, 1997

November 30, 1998



Fund


Fees
Paid
Fees
Waived
and
Expenses
Reimburse
d


Fees
Paid
Fees
Waived and
Expenses
Reimbursed
Fees
Paid
Fees Waived
and
Expenses
Reimbursed
California
Fund
$
0
$
85,575
$
13,518
$   42,058
$31,8
40
$  30,958
New York Fund
10,906
92,495
33,023

66,858
65,50
8
    42,120



The trust bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of Salomon Smith Barney or SSBC, Securities and Exchange Commission ("SEC") fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the trust.

Year 2000 - The ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

Auditors

KPMG LLP, independent auditors, 345 Park Avenue, New York, New York 10154, have been selected to serve as auditors of the trust and to render opinions on the fund's financial statements for the fiscal year ended November 30, 1999.

Custodian and Transfer Agent

PNC Bank, National Association ("PNC" or "custodian"), located at 17th and Chestnut Streets, Philadelphia, Pennsylvania, 19103, serves as the custodian of the fund. Under its custody agreement with the fund, PNC holds the fund's securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

First Data Investor Services Group Inc. ("First Data" or "transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as the trust's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.


Distributor

CFBDS, Inc. serves as the fund's distributor pursuant to a written agreement dated October 8, 1998 (the "Distribution Agreement") which was approved by the fund's Board of Directors, including a majority of the Independent Directors on July 15, 1998. Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor. Salomon Smith Barney continues to sell the funds shares as part of the selling group.
Commissions on Class A Shares. For the 1996 and 1997 fiscal years, the aggregate dollar amount of commissions on Class A shares, all of which was paid to Salomon Smith Barney, is as follows:

Class A

Name of Fund
Fiscal Year
Ended
11/30/96
Fiscal Year
Ended 11/30/97

California Fund
$  39,000
$  37,000

New York Fund
    48,000
    46,000


For the period December 1, 1997 through October 7, 1998 and for the period October 8, 1998 through November 30, 1998, the aggregate dollar amounts of commissions on Class A shares, are as follows:


Class A

Name of Fund
12/01/97
through
10/07/98*
10/08/98
through
11/30/98**

California Fund
$  8,000
$  65,000

New York Fund
  27,000
    59,000

*The entire amount was paid to Salomon Smith Barney.
** The following amounts were paid to Salomon Smith Barney: $58,500 and $53,100 with regard to the California Fund and the New York Fund, respectively.

Commissions on Class L Shares. For the period June 12, 1998 through October 7, 1998 and for the period October 8, 1998 through November 30, 1998, the aggregate dollar amounts of commission on Class L shares are as follows:


Class L
(On June 12, 1998, Class
C shares were renamed
Class L Shares)*

Name of Fund
06/12/98
through
10/07/98*
10/08/98
through
11/30/98**
California Fund
$  4,000
$  8,000
New York Fund
    3,000
  16,000
*The entire amount was paid to Salomon Smith Barney.
** The following amounts were paid to Salomon Smith Barney: $7,200 and 14,400 with regard to the California Fund and the New York Fund, respectively.



Deferred Sales Charges on Class A and L Shares For the 1996, 1997 and 1998 fiscal years, the following deferred sales charges were paid to Salomon Smith Barney on redemptions of the funds' shares:


Class A

Name of Fund
Fiscal Year
Ended
11/30/96
Fiscal Year
Ended 11/30/97
Fiscal Year
Ended 11/30/98
California Fund
$0
$0
$0
New York Fund
2,000
1,000
3,000



Class L
(On June 12, 1998, Class C shares were
renamed Class L Shares)

Name of Fund
Fiscal Year
Ended
11/30/96
Fiscal Year
Ended 11/30/97
Fiscal Year
Ended 11/30/98
California Fund
$0
$  1,000
$  1,000
New York Fund
 0
    1,000
    4,000


When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The trust's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

California Fund

For the fiscal year ended November 30, 1998, Salomon Smith Barney incurred distribution expenses totaling approximately $90,984 consisting of approximately $7,649 for advertising, $296 for printing of prospectuses, $39,488 for support services, $42,733 to Salomon Smith Barney Financial Consultants, and $818 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distribution of the funds' shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney from the fund.

New York Fund

For the fiscal year ended November 30, 1998, Salomon Smith Barney incurred distribution expenses totaling approximately $139,521 consisting of approximately $12,196 for advertising, $196 for printing of prospectuses, $66,418 for support services, $59,786 to Salomon Smith Barney Financial Consultants, and $925 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distribution of the funds' shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney from the fund.

Distribution Arrangements for the New York and California Fund

To compensate Salomon Smith Barney for the services it provides and for the expense it bears, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, both the New York and California Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the fund's Class A and Class L shares. In addition, each fund pays Salomon Smith Barney a distribution fee with respect to the Class L shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class L distribution fee is calculated at the annual rate of 0.20% of the value of each fund's average net assets attributable to the shares of the Class. The following service and distribution fees were incurred during the periods indicated:

DISTRIBUTION  PLAN FEES




California Fund:

Year Ended
11/30/98

Year Ended
11/30/97

Year Ended
11/30/96

Class A
$39,9
73
$37,151
$37,644
Class L
15,5
64
9,596
8,361
New York Fund:



Class A
76,4
71
72,443
$76,380
Class L
9,91
7
5,758
2,733
*The inception dates for Class L of California Fund and New York
Fund are November 8, 1994 and December 5, 1994, respectively.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each fund are made by the manager, subject to the overall review of the trust's board of trustees. Although investment decisions for each fund are made independently from those of the other accounts managed by the manager, investments of the type that a fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund. The trust has paid no brokerage commissions since its commencement of operations.

Allocation of transactions on behalf of the funds, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the funds' shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by a fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both a fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to a fund.

No fund will purchase U.S. government securities or Municipal Obligations during the existence of any underwriting or selling group relating to the securities, of which the Adviser is a member, except to the extent permitted by the Securities and Exchange Commissiomn ("SEC"). Under certain circumstances, a fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

The trust has paid no brokerage commissions for portfolio transactions since its commencement of operations. Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including Salomon Smith Barney. Salomon Smith Barney has advised the fund that in transactions with the fund, Salomon Smith Barney charges a commission rate at least as favorable as the rate that Salomon Smith Barney charges its comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER

While a fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%, it has in the past exceeded 100% with respect to these funds. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to a fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

The portfolio turnover rates are as follows:


Fund

Year Ended
11/30/98


Year Ended
11/30/97


California Fund

8%

9%

New York Fund

53%

52%


PURCHASE OF SHARES

Volume Discounts

The schedules of sales charges described in the prospectuses apply to purchases of shares of each fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Salomon Smith Barney Financial Consultant.

Right of Accumulation

Class A shares of a fund may be purchased by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by Salomon Smith Barney which are offered with a sales charge listed under "Exchange Privilege" below then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge.
The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge table in the prospectus includes purchases of all Class A shares of the fund and other Smith Barney Mutual funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Salomon Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within thirteen (13) months from the date of the Letter. If a total investment of $15,000,000 is not made within the thirteen-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. The fund expects that such transfer will not be subject to Federal income taxes. Please contact a Salomon Smith Barney Financial Consultant for First Data or further information.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The right of redemption of shares of either fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Distribution in Kind

If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of any fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant.

VALUATION OF SHARES

The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

In carrying out valuation policies adopted by the trust's board of trustees for the New York and California Fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by the manager after consultation with the Pricing Service. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the trust's board of trustees. With respect to other securities held by the fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the trust under the general supervision and responsibility of the board of trustees.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange as follows:

A.	Class A shares of the fund may be exchanged without a sales
charge for Class A shares of any of the Smith Barney Mutual Funds.

B.	Class L shares of any fund may be exchanged without a sales
charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders in any Smith Barney Mutual Fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to either the fund's performance or its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, each fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Additional Information Regarding Telephone Redemption and Exchange
Program.

Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds nor their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

PERFORMANCE DATA

From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders.
The trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Yield and Equivalent Taxable Yield

A fund's 30-day yield described in the Prospectuses is calculated according to a formula prescribed by the SEC, expressed as follows:

					Yield = 2[(A - B + 1)6 - 1]
CD
Where:	a  =	Dividends and interest earned during
the period
			b  =	Expenses accrued for the period (net of
reimbursements)
				c  =	The average daily number of shares
outstanding during the period that were
entitled to receive dividends
				d  =	The maximum offering price per share on the
last day of the period
For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.
A fund's "equivalent taxable 30-day yield" for a Class is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.
The yield on municipal securities is dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue.  Investors should recognize that, in periods of declining interest rates, a fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield for each Class of shares will tend to be somewhat lower.  In addition, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund.  In periods of rising interest rates, the opposite can be expected to occur.
The New York Fund's yield for Class A and Class L shares for the 30-day period ended November 30, 1998 was 3.41% and 3.26%, respectively.  The equivalent taxable yield for Class A and Class L shares for that same period was 6.95% and 6.64%, respectively, assuming the payment of Federal income taxes at a rate of 39.6% and New York taxes at a rate of 11.31%.

The California Fund's yield for Class A, Class L and Class Y shares for the 30-day period ended November 30, 1998 was 3.04%, 2.87% and 3.29%, respectively. The equivalent taxable yield for Class A, Class L and Class Y shares for that same period was 5.95%, 5.62% and 6.44%, respectively, assuming the payment of Federal income taxes at a rate of 39.6% and California taxes at a rate of 9.3%.

Average Annual Total Return

A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

		Where:	P	= 	a hypothetical initial payment
of $1,000.

			T	= 	average annual total return.

			n	= 	number of years.

			ERV	=	Ending Redeemable Value of a
hypothetical $1,000 investment made at
the beginning of a 1-, 5- or 10-year
period at the end of a 1-, 5- or 10-
year period (or fractional portion
thereof), assuming reinvestment of all
dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


California Fund
Average Annual Total Return



Class of Shares
1-Year
5-Year
10-
Year
Life
of
fund1
Class A2

4.61%
 5.25%
N/A
 6.24%
Class L3
 4.48%
 N/A
N/A
 7.65%
Class Y4
 7.09%
 N/A
N/A
 6.66%
    _____
1 Class A commenced operations on December 31, 1991, Class C and L commenced operations on November 8, 1994, and  Class Y commenced operations on September 8, 1995.
	2	The average annual total return figure assumes that the maximum
2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 6.78%, 5.67% and 6.54% for one year, five years and life of the fund periods, respectively.
   	3The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charge had not been deducted, the average annual total return for Class L shares for the same period would have been 6.57% and 7.92% for one year and life of the fund periods, respectively.
4 Class Y shares do not incur sales charges nor deferred sales charges.

New York Fund
Average Annual Total Return



Class of Shares
1-Year
5-Year
10-
Year
Life
of
fund1
Class A2
 4.93%
5.11%
N/A
 6.32%
Class L3
 4.68%
N/A
N/A
 7.30%
____    _______________
	1	Class A commenced operations on December 31, 1991.  Class C and L commenced operations on December 2, 1994.
	2	The average annual total return figure assumes that the maximum
2.00% sales charge has been deducted from the investment at the time of purchase.  If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 7.01%, 5.52% and 6.63% for one year, five years and life of the fund periods, respectively.
   	3	The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same period would have been 6.79% and 7.57% for one year and life of the fund periods, respectively.

Aggregate Total Return

The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:
ERV - P
P

	Where: 	P 	=	a hypothetical initial payment of $10,000.

				ERV	=	Ending Redeemable Value of a hypothetical
$10,000 investment made at the beginning of
the 1-, 5- or 10-year period at the end of
the 1-, 5- or 10-year period (or fractional
portion thereof), assuming reinvestment of
all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


California Fund

Aggregate Annual Total Return



Class of Shares
1-Year
5-Year
10-
Year
Life
of
fund1
Class A2
 4.61%
29.15%
N/A
51.99%
Class L3
 4.48%
N/A
N/A
34.92%
Class Y4
 7.09%
N/A
N/A
23.17%
    _______________________
1	Class A commenced operations on December 31, 1991, Class C and L commenced operations on November 8, 1994, and  Class Y commenced operations on September 8, 1995.
	2	The average annual total return figure assumes that the maximum
2.00% sales charge has been deducted from the investment at the time of purchase.  If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 6.78%, 31.74% and 55.07% for one year, five years and life of the fund periods, respectively.
   	3	The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.  If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same period would have been 6.57% and 36.31% for one year and life of the fund periods, respectively.
	4	Class Y shares do not incur sales charges nor deferred sales charges.

New York Fund

Aggregate Annual Total Return



Class of Shares
1-Year
5-Year
10-
Year
Life
of
fund1
Class A2
 4.93%
28.28%
N/A
52.85%
Class L3
 4.68%
N/A
N/A
32.52%
___    ____________________
	1	Class A commenced operations on December 31, 1991.  Class C and L commenced operations on December 2, 1994.
	2	The average annual total return figure assumes that the maximum
2.00% sales charge has been deducted from the investment at the time of purchase.  If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 7.01%, 30.84% and 55.95% for one year, five years and life of the fund periods, respectively.
   	3	The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same period would have been 6.79% and 33.86% for one year and life of the fund periods, respectively.


It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund. Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

DIVIDENDS, DISTRIBUTION AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class A shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, L and Y).

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his or her tax adviser with respect to the specific federal, state and local consequences of investing in each fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Funds and Their Investments

As described in the each fund's Prospectus, each fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and which is exempt from California or New York State and New York City personal income taxes. Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in each fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Each fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government se curities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, each fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any apital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, each fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement.

The Code imposes a 4% nondeductible excise tax on each fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by each fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, each fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by each fund in computing its taxable income. In addition, in the event of a failure to qualify, each fund's distributions, to the extent derived from each fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If each fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if each fund failed to qualify as a regulated investment company for a period greater than one taxable year, each fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Each fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by each fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to each fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also
(a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.

All section 1256 contracts held by each fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in each fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by each fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by each fund.

Taxation of Shareholders

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for Federal income tax purposes. In addition, the indebtedness is not deductible by a shareholder of the California Fund for California State personal income tax purposes, nor by a New York Fund shareholder for New York State and New York City personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for Federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as Federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by each fund which represents income derived from private activity bonds held by each fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof.
Moreover, some or all of each fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of each fund's dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and the Federal or California "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject tot a federal alternative minimum tax, the Federal branch profits tax or the Federal "excess net passive income" tax.

Each fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that each fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of each fund.

Shareholders receiving dividends or distributions in the form of additional shares should have a cost basis in the shares received equal to the amount of money that the shareholders receiving cash dividends or distributions will receive.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in each fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less(to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. Each fund may be required to withhold, for United States federal income tax purposes, 31% of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide each fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by a fund as to the United States federal income tax and California or New York State and New York City personal income tax status of the dividends and distributions made by a fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the Federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from Federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to Federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

The foregoing is only a summary of certain material tax consequences affecting each fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in each fund.

ADDITIONAL INFORMATION

The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of five separate funds with a par value of $.001 per share. The fund may offer shares of beneficial interest currently classified into five Classes - A, B, L ,Y and Z. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On October 14, 1994 and August 16, 1995, the Trust's name was changed Smith Barney Income Trust and Smith Barney Investment Trust, respectively.

Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended November 30, 1998 is incorporated herein by reference in its entirety. The annual report was filed on February 26, 1999, Accession Number 91155-99-102 .


APPENDIX

RATINGS ON DEBT OBLIGATIONS

BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

	C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
	Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

	AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB, B, CCC, CC, C - Debt rated `BB', `B', `CCC', `CC' or `C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB' indicates the lowest degree of speculation and `C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	Plus (+) or Minus (-): The ratings from `AA' to `B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

	Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

	L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

	+ - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

	* - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

	NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch IBCA, Inc.

	AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

	AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

	A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

	BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

	BB - Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

	B - Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

	CCC, CC, C - Default on bonds rated CCC,CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

	Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

	Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection;
broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

	Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

	A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

	A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

	Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

	The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

	Fitch's short-term ratings are as follows:

	F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

	F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

	F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

	F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

Duff & Phelps Inc.

	Duff 1+ - Indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free United States Treasury short-term obligations.

	Duff 1 - Indicates a high certainty of timely payment.

	Duff 2 - Indicates a good certainty of timely payment: liquidity factors and company fundamentals are sound.

The Thomson BankWatch ("TBW")

	TBW-1 - Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

	TBW-2 - While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.







SMITH BARNEY
INVESTMENT TRUST




Intermediate Maturity
California Municipal Fund

Intermediate Maturity
New York Municipal Fund















March 30, 1999


SMITH BARNEY INVESTMENT TRUST
388 Greenwich Street
New York, NY 10013

								SALOMON SMITH BARNEY
								A Member of Citigroup




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